DEAN WITTER RETIREMENT SERIES Two World Trade Center, New York, New York 10048 LETTER TO THE SHAREHOLDERS July 31, 1996

DEAR SHAREHOLDER:

Despite some uncertainties about the strength of the economy and the direction of interest rates, the U.S. equity markets advanced throughout the twelve-month period ended July 31, 1996. The Standard & Poor's 500 Composite Stock Price Index produced a total return of 16.51 percent during the period, while the Dow Jones Industrial Average returned 20.22 percent.

During the first six months of the period, robust corporate earnings, benign inflation and a steadily advancing bond market combined to propel stocks higher. Despite a brief 100-point detour in mid-December (brought about by anxiety over budget wrangling in Washington, an economy perceived to be weakening and a belief that the Federal Reserve Board would not cut interest rates, which it subsequently did), equities continued to advance through the new year.

By mid-February, however, the U.S. economy was exhibiting signs of renewed vigor. Stronger-than-anticipated employment reports, combined with robust housing, automobile and retail sales, ignited inflationary fears and caused intermediate-and long-term interest rates to edge higher. Higher food and energy costs did little to allay the financial markets' concerns. As a result of the economy's newfound strength, the yield on the 30-year U.S. Treasury bond increased 103 basis points (1.03 percentage points) since the end of 1995 to 6.98 percent as of July 31, 1996, while the yield on the 2-year U.S. Treasury note increased 1.07 basis points to 6.22 percent.

Notwithstanding the recent backup in U.S. interest rates and ensuing market volatility, the primarily bullish trend of equity prices is expected to remain intact until the Federal Reserve Board moves toward a serious tightening of monetary policy. While such a move does not appear to be on the immediate horizon, this eventuality may occur in 1997 or 1998. The wild card continues to be the economy.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

MIXED PERFORMANCE IN GLOBAL MARKETS

The economic environment in Europe over the twelve months ended July 31, 1996 was mixed and conditions varied from country to country. The U.K. economy continued in a relatively robust pattern with a strengthening consumer sector offsetting the weak export and manufacturing sectors. The deutschemark-bloc countries saw a marked slowdown in late 1995, which has continued well into 1996. A number of factors delayed a pick-up in activity: the general strikes in France, which adversely affected output and consumer confidence; the poor winter weather in Germany, which severely disrupted the construction industry; and widespread macroeconomic difficulties, such as the global inventory correction and the high cost-base nature of the German economy, which a slightly weaker deutschemark could not offset.

As always, political developments were dominant in Europe. In Spain and Italy there were key elections in the spring resulting in new governmental administrations. The economic impact of these changes will not be evident for a while, but neither gave rise to any significant currency or bond market turbulence.

The outlook in Europe at present is for a steady economic pick-up in the second half of 1996, accelerating in 1997. Continued budgetary vigor is expected in all countries as governments struggle to reduce deficits and prepare the economies for possible monetary union in 1999. While this will clearly dampen down the expected recovery, interest rates are low and should help compensate (although the interest rate cycle will turn upwards, possibly before year-end). Inflation is set to remain very low.

During the period under review the markets in Europe have performed well. The political changes in Spain and Italy noted above excited equity investors. In France, the stock market rallied strongly from a very oversold position in late 1995 with blue chip growth stocks leading the performance. In Germany, growth stocks were strong as well and in Switzerland the sensational merger of Ciba-Geigy AG and Sandoz AG boosted the pharmaceutical sector's performance. The UK market lagged the European averages.

Expectations of strong earnings rises in 1996 had to be scaled back as the extent of the economic slow-down became evident but we do still anticipate that 1996 will be the fourth year of rising earnings in Europe. The outlook for 1997 is positive and will crucially depend on the scale and breadth of the economic recovery.

The markets of the Pacific Basin generally started 1996 as they ended 1995, with strong positive returns in January and early February, in the run up to the Chinese New Year. The principal influences on this performance were attractive market valuations and earnings growth forecasts, renewed flows of

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

international liquidity to the region and lower U.S. interest rates. Hong Kong, which performed well in 1995, continued to lead the market advance given its direct tie in to U.S. monetary policy through the pegged exchange rate. Indonesia also was particularly strong. Amongst the weaker markets in the region in the first quarter were Taiwan, owing to steadily increasing tension with China ahead of the first-ever Taiwanese presidential election in late March, and Korea, where political tension and concerns about an economic slowdown remained at high levels. Toward the end of the quarter the unexpected turn in U.S. employment data upset consensus opinion that the economy was weak and created confusion regarding the future direction of interest rates. This, together with further escalation in Sino-Taiwanese tension, led to a sharp pullback in regional equity markets.

The Japanese market rose by nearly eight percent in yen terms over the last six months of the period under review, encouraged by better corporate and economic numbers and loose monetary policy. However, much of the gain was wiped out for U.S.-dollar based investors as the yen slipped from 103 to the U.S. dollar to 110.

The economic performance of the region remains extremely robust, with gross domestic product growth expected to remain close to 7 percent on average, fueled by strong domestic consumption, infrastructure spending and trade, especially on an intraregional basis. In Southeast Asia (Malaysia, Thailand and Indonesia), growth rates are expected to decelerate slightly and the macroeconomic imbalances which have overshadowed growth should begin to diminish, allowing domestic interest rates to ease later in the year.

Chinese economic growth has also slowed to a more sustainable, non-inflationary level of about 8 percent, down from over 13 percent two years ago. Inflationary pressures have receded and monetary authorities are now beginning to ease policy. The subsequent resurgence of growth in China should underpin the region in general and Hong Kong in particular.

U.S. GOVERNMENT MONEY MARKET SERIES/LIQUID ASSET SERIES

As of July 31, 1996, the U.S. Government Money Market Series had net assets of approximately $7 million with an average life of 13 days. This portfolio's net yield for the twelve month fiscal year ended July 31, 1996 was 5.21 percent and its annualized yield for July was 4.32 percent.

As of July 31, 1996, the Liquid Asset Series had net assets of approximately $43 million with an average life of 25 days. This portfolio's net yield for the twelve month fiscal year ended July 31, 1996 was 5.44 percent and its annualized yield for July was 4.52 percent.

On July 31, 1996, approximately 98 percent of the U.S. Government Money Market Series portfolio consisted of Federal agency obligations with the remaining 2 percent invested in U.S. Treasury bills. In the

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

Liquid Asset Series, 84 percent of the portfolio was invested in top quality commercial paper, 16 percent was invested in short-term bank notes, certificates of deposit and bankers' acceptances of major, financially strong commercial banks and the remaining 2 percent in Federal agency obligations.

At the end of this fiscal period, 100 percent of both Series' assets were due to mature in less than four months. Therefore, both portfolios are well positioned for stability of value with a high degree of liquidity. We continue to operate the portfolios in a straight-forward, conservative style without "structured notes" or derivatives which could fluctuate excessively when interest rates change.

U.S. GOVERNMENT SECURITIES SERIES

U.S. Government Securities Series invests in a diversified portfolio of obligations issued and/or guaranteed, as to principal and interest, by the U.S. government. For the fiscal year ended July 31, 1996, the Series posted a total return of 4.49 percent, including income distributions totaling $0.55 per share. On July 31, 1996, the Series' net assets totaled $8.7 million. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar investment in the Lehman Brothers General U.S. Government Index.

DEAN WITTER RETIREMENT SERIES
    U.S. Government Securities Series

                               GROWTH OF $10,000

         DATE                        TOTAL              LEHMAN BROTHERS
                                                     GENERAL US GOVT INDEX
==============================================================================
    January 8, 1993                 $10,000                  $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $10,260                  $10,595
==============================================================================
    July 31, 1994                   $10,188                  $10,581
------------------------------------------------------------------------------
    July 31, 1995                   $10,975                  $11,600
------------------------------------------------------------------------------
    July 31, 1996                   $11,467                  $12,198
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                             4.49%(1)     3.92%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- Lehman(2) |
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury Securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The portfolio continues to be well diversified. As of July 31, 1996, 53 percent of the Series' portfolio was comprised of Government National Mortgage Association mortgage-backed securities (GNMAs), 32 percent U.S. Treasury securities and 15 percent zero-coupon U.S. Treasury securities. At the end of the fiscal year, the Series' average maturity reflects a neutral position. Accordingly, as attractive investment opportunities become available, the average maturity may be gradually extended. On July 31, 1996, the average duration was approximately 3.9 years.

The portfolio manager believes that GNMAs continue to offer significant long-term value and, in the current investment environment, an incremental yield incentive over U.S. Treasuries of similar maturities and the potential for greater total returns.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

INTERMEDIATE INCOME SECURITIES SERIES

Intermediate Income Securities Series invests primarily in intermediate-term, investment grade fixed-income securities. For the fiscal year, the Series produced a total return of 3.95 percent. On July 31, 1996, the Series' net assets were $4.2 million. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (January 12, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar investment in the Lehman Brothers Intermediate Investment Grade Debt Index.

DEAN WITTER RETIREMENT SERIES
    Intermediate Income Securities Series

                               GROWTH OF $10,000

         DATE                        TOTAL              LEHMAN INTERMEDIATE
                                                   INVESTMENT GRADE DEBT INDEX
==============================================================================
    January 12, 1993                $10,000                   $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $10,167                   $10,720
==============================================================================
    July 31, 1994                   $10,194                   $10,725
------------------------------------------------------------------------------
    July 31, 1995                   $11,134                   $12,010
------------------------------------------------------------------------------
    July 31, 1996                   $11,574                   $12,680
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            3.95% (1)     4.20% (1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- LEHMAN(2) |
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers Intermediate Investment Grade Debt Index is an unmanged index of 5 to 10 year investment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

On July 31, 1996, U.S. Treasury securities comprised approximately 69 percent of the Series' holdings, while corporates and agencies accounted for 28 percent and 3 percent, respectively. The Series' return during the fiscal year was reflective of the rise in interest rates in 1996. The Series underperformed its benchmark index due to its somewhat longer average maturity and duration during the last half of the period.

As the Series grew in asset size during the fourth quarter of 1995, cash reserves rose rapidly and were invested primarily in U.S. Treasuries. Despite the Series' goal of investing funds as rapidly as possible, a portion of this cash inflow did not participate in the rally of the period. As 1996 began, cash reserves still accounted for nearly 5 percent of the portfolio's value. At this time, the Series was considerably shorter in average maturity and duration than other intermediate bond funds against which it was measured by Lipper Analytical Services, Inc., while still longer than its benchmark. Due to these significant disparities between the Series and its competitors, as well as its growth in asset size, the process of extending the portfolio was begun in January. To accomplish this, a portion of the cash, plus proceeds from additional subscriptions, were committed to five-to ten-year maturities. Due to the Series' growth, a greater portion of new investments was directed to corporates. On July 31, 1996, the Series' average maturity and duration were 5.28 years and 3.95 years, respectively. The average quality rating of the portfolio was AA2.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

AMERICAN VALUE SERIES

American Value Series invests primarily in equity issues which represent industries that at the time of investment are believed to have the most attractive earnings potential. For the fiscal year ended July 31, 1996, the Series posted a total return of 9.83 percent compared to a return of 16.51 percent for the S&P 500 Index and a return of 9.72 percent for the average growth fund, according to Lipper Analytical Services, Inc. On July 31, 1996, the Series' net assets exceeded $40.3 million. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    American Value Series

                               GROWTH OF $10,000

         DATE                        TOTAL                     S&P 500
==============================================================================
    February 1, 1993                $10,000                    $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $10,050                    $10,271
==============================================================================
    July 31, 1994                   $ 9,990                    $10,801
------------------------------------------------------------------------------
    July 31, 1995                   $13,335                    $13,613
------------------------------------------------------------------------------
    July 31, 1996                   $14,645                    $15,862
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            9.83%(1)      11.54%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- S&P 500(2)|
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

As the first quarter of 1996 progressed, the economy gathered surprising momentum as employment, industrial production and consumer spending began to accelerate. As evidence of an economic rebound mounted, the Series' portfolio which had been balanced in a "barbell" fashion between steady growth and economic sensitive industries, was tilted toward the cyclical side of the barbell to take advantage of the expected economic growth that lay ahead. An exposure to steady growth industries was maintained as the portfolio manager believed that corporate earnings would decelerate as the year progressed. Steady growth groups represented in the portfolio included healthcare (pharmaceuticals, healthcare products & services and medical supplies), consumer staples (beverages, cosmetics and household products) and consumer/business services (funeral homes, education services and data processing). These industries historically appreciate in the face of sluggish corporate profit growth because of their relative earnings advantage. Financial groups such as banks were also retained as it is expected that their rate of earnings growth will continue to outpace that of overall profits.

On the economically sensitive side of the portfolio, investment holdings included technology (networking, computer software and communications) and consumer cyclicals (autos, retail, apparel and lodging). The

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

portfolio manager focused on this area in an effort to capitalize on signs of continued capital spending in select high-growth technology areas. Consumer cyclical industries were purchased in the wake of rising employment, and a resulting rebound in consumer cyclicals. Purchases also included stocks in the agriculture-related, aerospace and energy industries. These industries were purchased because they represent long-term themes relating to increased demand emanating from the faster-growing developing countries in Asia and Latin America. At the end of the period, significant holdings included Tellabs, Inc., United Technologies Corp., Service Corp. International, Thermo Electron Corp., Monsanto Co., Citicorp, Mirage Resorts, Inc., Reuters Holdings PLC, Safeway, Inc., American Home Products Corp. and Diamond Offshore Drilling, Inc.

After a strong first half, the economy is expected to slow for the remainder of the calendar year to allow consumer and capital spending pent-up demand to rebuild. Additionally, slowing unit demand and higher wages could pressure corporate earnings profitability and result in a diminution in capital spending. In such a scenario, the Series will likely tilt to the steady growth side of its barbell portfolio. In the meantime, the portfolio manager believes that the Fund's "barbell" portfolio appropriately positions the portfolio to take advantage of those steady growth industries that are still outpacing overall corporate earnings growth and those industries that are currently benefiting from an economic lift.

CAPITAL GROWTH SERIES

Capital Growth Series utilizes a computerized screening process to select equities offering the potential for long-term capital growth. For the fiscal year ended July 31, 1996, the Series produced a total return of 14.58 percent, compared to a return of 16.51 percent for the S&P 500 Index. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (February 2, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    Capital Growth Series

                               GROWTH OF $10,000

         DATE                        TOTAL                     S&P 500
==============================================================================
    February 2, 1993                $10,000                    $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $ 8,880                    $10,271
==============================================================================
    July 31, 1994                   $ 9,463                    $10,800
------------------------------------------------------------------------------
    July 31, 1995                   $11,363                    $13,612
------------------------------------------------------------------------------
    July 31, 1996                   $13,020                    $15,860
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            14.58%(1)      7.85%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- S&P 500(2)|
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


On July 31, 1996, the Series, which was fully invested, had net assets totaling approximately $2.0 million. The Series

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

owned 49 equity issues. Recent additions to the portfolio included HFS, Inc., La Quinta Inns, Inc., Staples, Inc. and Cisco Systems, Inc. Positions that were sold included Forest Laboratories, Inc., UST, Inc. and U.S. Healthcare, Inc.

During the last quarter of the fiscal year, the screens employed by the Series were modified to provide a larger universe from which to pick stocks. The current criteria are that companies must have: 1) rising revenues and earnings in five of the last eight years; 2) rising revenues and earnings in the last three years consecutively; and 3) future short-and long-term earnings growth potential of at least 12 percent. Going forward, the Series will place a greater emphasis on company fundamentals in addition to the quantitative analysis. The Series will continue to hold only companies with a history of solid revenue growth but also with strong prospects for future growth and attractive valuations.

DIVIDEND GROWTH SERIES

Dividend Growth Series invests primarily in equity issues of companies with consistent records of paying dividends and the potential for increasing dividends. For the fiscal year ended July 31, 1996, the Series produced a total return of 16.09 percent, compared to a return of 16.51 percent for the S&P 500 Index. The Series' slight underperformance of the broad-market index was in large part due to the exceptional strength, for much of the period, in small-capitalization stocks, in particular the technology sector, which affords little or no current yield. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    Dividend Growth Series

                               GROWTH OF $10,000

         DATE                        TOTAL                     S&P 500
==============================================================================
    January 7, 1993                 $10,000                    $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $10,711                    $10,577
==============================================================================
    July 31, 1994                   $11,368                    $11,122
------------------------------------------------------------------------------
    July 31, 1995                   $13,991                    $14,018
------------------------------------------------------------------------------
    July 31, 1996                   $16,242                    $16,333
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            16.09%(1)     14.59%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- S&P 500(2)|
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The Series utilizes a proprietary screening process to assist the portfolio manager in building the portfolio of common stocks. As of July 31, 1996, the Series' net assets totaled $69.8 million and owned 39 equity issues, spread among 30 different industry groups. During the fiscal year, the Series added three new positions including American Stores Co., Ashland, Inc. and Timken Co.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

Additionally, the Series' holdings in Kmart Corp., 360 Communications Co. (a spin-off from Sprint Corp.) and Payless Shoesource, Inc. (a spin-off from May Department Stores Co.) were sold.

UTILITIES SERIES

Utilities Series seeks to provide current income and long-term growth of income and capital by investing primarily in stocks and bonds of companies in the public utilities industry. Utilities Series produced a total return of
8.76 percent for the fiscal year ended July 31, 1996. The Series' net assets totaled $7.6 million. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    Utilities Series

                               GROWTH OF $10,000

         DATE                        TOTAL                        S&P 500
==============================================================================
    January 8, 1993                 $10,000                       $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $11,498                       $10,618
==============================================================================
    July 31, 1994                   $10,896                       $11,166
------------------------------------------------------------------------------
    July 31, 1995                   $12,221                       $14,073
------------------------------------------------------------------------------
    July 31, 1996                   $13,291                       $16,397
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            8.76%(1)       8.32%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- Fund ---- S&P 500(2)|
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

During the fiscal year, the utilities industries continued to be embedded with the general uncertainties surrounding the transformation of the various industry sectors from a monopoly to a competitive environment.

On July 31, 1996, 84 percent of the Series' net assets were invested in equities, with 43 percent in telecommunications, 37 percent in electric utilities and 20 percent in natural gas. Fixed-income securities and cash equivalents accounted for one percent and 14 percent of net assets, respectively. The Series' portfolio is further diversified through foreign equity securities which focused on the telecommunications sector and accounted for 10 percent of net assets.

The Series is well positioned and structured to participate in the resulting opportunities that will arise as restructuring, competition and broad-based deregulation progress throughout all sectors of the utilities industry.

VALUE-ADDED SERIES

Value-Added Series invests, on an equally-weighted basis, in a diversified portfolio of stocks issued by companies that are represented in the S&P 500 Index. For the fiscal year ended July 31, 1996, the Series produced a total return of 11.19 percent versus 16.51 percent for the S&P 500 Index. On July 31, 1996, the

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

Series' net assets totaled about $20.4 million. The accompanying chart illustrates the growth of a $10,000 investment in the Series from inception (February 1, 1993) through July 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    Value-Added Series

                               GROWTH OF $10,000

         DATE                        TOTAL                      S&P 500
==============================================================================
    February 1, 1993                $10,000                     $10,000
------------------------------------------------------------------------------
    July 31, 1993                   $10,071                     $10,271
------------------------------------------------------------------------------
    July 31, 1994                   $10,967                     $10,801
------------------------------------------------------------------------------
    July 31, 1995                   $13,450                     $13,613
------------------------------------------------------------------------------
    July 31, 1996                   $14,955                     $15,862
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                           11.19%(1)       12.21%(1)
                          ============================
                          ----------------------------
                          |                          |
                          | ---- FUND ---- S&P 500(2)|
                          |                          |
                          ----------------------------

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The Series is index-oriented, investing in the stocks that comprise its benchmark index, the S&P 500 Index. Unlike the S&P 500, however, the Series equally weights all stock positions, thereby emphasizing the stocks of small-and mid-sized companies which historically outperform larger-capitalization companies.

For most of the fiscal year, the S&P 500's performance was driven by large-capitalization multinational corporations, as well as stocks in the technology sector. These two areas are more heavily weighted in the Index than in the Series. As a result, the Series underperformed the Index for the full fiscal year. However, the Series did outperform the Index during the first quarter of 1996 when the Series' larger-than-market weight in the outperforming financial, transportation and cyclical sectors and its lower-than-market weight in the underperforming consumer and utilities sectors, contributed to its outperformance. The Series continued to outperform the market through mid-May, before losing ground over the last ten weeks of the fiscal year as a result of a sharp relative decline in the stock of cyclical and financial companies, two areas in which the Series has a greater-than-market weight.

GLOBAL EQUITY SERIES

Global Equity Series invests in a broad range of securities of both domestic and foreign companies, governments and international organizations. For the fiscal year ended July 31, 1996, the Series produced a total return of 7.26 percent. On July 31, 1996, the Series' net assets were $11.7 million. The accompanying

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

chart illustrates the performance of a $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index and the Morgan Stanley Capital International World Index.

DEAN WITTER RETIREMENT SERIES
    Global Equity Series

                               GROWTH OF $10,000

    DATE                  TOTAL                 S&P 500 (2)        MSCI (3)
==============================================================================
January 8, 1993          $10,000                $10,000            $10,000
------------------------------------------------------------------------------
July 31, 1993            $10,040                $10,618            $11,818
==============================================================================
July 31, 1994            $10,697                $11,166            $12,797
------------------------------------------------------------------------------
July 31, 1995            $11,347                $14,073            $14,346
------------------------------------------------------------------------------
July 31, 1996            $12,171                $16,397            $15,364
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                             7.26%(1)      5.68%(1)
                          ============================

              =====================================================
              | ---- Fund  ---- S&P 500(2)  ---- MSCI (3)         |
              =====================================================

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The index is unmanaged and should not be considered an investment.

The global backdrop of stable inflation and recovering global growth in Japan, Europe and Latin America allowed for favorable equity market performance during the period under review. Among the major markets, the U.S. remained the best performing, gaining 16.51 percent, as measured by the S&P 500 Index. However, stronger than anticipated gains in economic growth and employment figures in the U.S. have added recent volatility to the markets as investors begin to discount the possibility of rising interest rates.

In Japan, the equity market began discounting a sustainable economic recovery after five years of false starts and disappointments. Low interest rates, a weakening yen and improving macroeconomic data all underpinned an 18.44 percent rally in local currency terms. However, the U.S. dollar strengthened
17.20 percent against the yen, lowering returns for dollar-based investors.

The Series continues to see value in global stock markets, as economic growth endures in the U.S., renews in Europe and in Japan and companies focus on restructuring operations and improving efficiency. The Series continues to be broadly diversified in over 30 countries across the globe with wide industry representation. At the end of the reporting period, the Series' asset allocation emphasized Japan (34.2 percent), the United States (22.5 percent), the United Kingdom (5.9 percent) and Hong Kong (4.0 percent).

STRATEGIST SERIES

Strategist Series seeks to maximize total return by actively allocating its assets among the major asset categories of equity, fixed-income securities and money market instruments. For the fiscal year ended July

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

31, 1996, the Series provided a total return of 16.97 percent versus 16.51 percent for the S&P 500 Index and 5.31 percent for the Lehman Brothers Government/Corporate Bond Index. As of July 31, 1996, the Series' total net assets exceeded $17.4 million. The accompanying chart illustrates the performance of a $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year-ended July 31, 1996, versus the performance of a similar hypothetical investment in the issues that comprise the S&P 500 Index.

DEAN WITTER RETIREMENT SERIES
    Strategist Series

                               GROWTH OF $10,000

    DATE                 TOTAL                   S&P 500             LEHMAN
==============================================================================
January 7, 1993         $10,000                  $10,000             $10,000
------------------------------------------------------------------------------
July 31, 1993           $ 9,830                  $10,577             $10,619
==============================================================================
July 31, 1994           $ 9,842                  $11,122             $10,603
------------------------------------------------------------------------------
July 31, 1995           $11,634                  $14,018             $11,677
------------------------------------------------------------------------------
July 31, 1996           $13,608                  $16,333             $12,297
==============================================================================

                       AVERAGE ANNUAL TOTAL RETURN (FUND)

                            ONE YEAR    LIFE OF FUND

                          ============================
                            16.97%(1)      9.03%(1)
                          ============================

      ==================================================================
      | ----- Fund  ----- S&P 500(2)  ----- LEHMAN (3)                 |
      ==================================================================

Past performance is not predictive of future returns.

----------------------------------------

(1) Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The index is unmanaged and should not be considered an investment.

As a flexible fund, the Strategist Series combines stocks, bonds and cash in an effort to maximize total return and minimize volatility. During the past year, the Series' asset allocation underwent two major shifts. The first, in October 1995, was a significant move into equities (from 50 percent of assets to 75 percent) from bonds (40 percent of assets to 20 percent). This move was based on a combination of factors, including a relatively low 6.2 percent 30-year U.S. Treasury bond yield and positive expectations for inflation, earnings growth and Federal Reserve monetary policy.

The second shift was made in late July 1996 and reversed the equity overweight initiated nine months earlier. This change was most closely linked to two recent developments: a deterioration in earnings growth forecasts for 1997 and 1998 (a negative for the equity market) and the sell-off in the bond market, which moved the 30-year U.S. Treasury bond yield to 7.2 percent. At the end of the fiscal year, the Series' asset allocation was 46 percent in equities, 31 percent in bonds and 23 percent in cash.

The Series' equity holdings were concentrated in consumer staples (i.e., food, beverage and healthcare), technology, financials and consumer cyclicals. Key holdings include Campbell Soup Co., PepsiCo Inc., American Home Products Corp., Diebold, Inc., Gateway 2000, Inc., Golden West Financial Corp., Pier 1 Imports, Inc. and Nike, Inc.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1996, continued

The bond portfolio is well diversified among many issuers and maturities. The portfolio's average maturity is 9 1/2 years, the average yield is 7 percent and the average duration is 5 1/2 years. Over two-thirds of the portfolio is held in U.S. government bonds with the balance in corporate issues. All issues are investment grade or higher.

We appreciate your continued support of Dean Witter Retirement Series and look forward to serving your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER RETIREMENT SERIES -LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1996

                                                                              ANNUALIZED
 PRINCIPAL                                                                     YIELD ON
 AMOUNT IN                                                                      DATE OF
 THOUSANDS                                                                     PURCHASE     MATURITY DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (83.9%)
            Automotive -Finance (9.7%)
   $1,675   Ford Motor Credit Co.  ..........................................  5.36-5.49% 09/04/96-10/04/96   $1,663,448
    2,500   General Motors Acceptance Corp.  ................................  5.43-5.56  09/23/96-11/14/96    2,474,920
                                                                                                            -------------
                                                                                                               4,138,368
                                                                                                            -------------
            Bank Holding Companies (15.7%)
    1,855   Barnett Banks Inc.  .............................................  5.33-5.36  08/07/96-08/09/96    1,853,305
    1,860   Fleet Financial Group, Inc.  ....................................    5.36          08/01/96        1,860,000
    2,000   PNC Funding Corp.  ..............................................    5.45          08/08/96        1,997,892
    1,000   U.S. Bancorp  ...................................................    5.65          11/05/96          985,200
                                                                                                            -------------
                                                                                                               6,696,397
                                                                                                            -------------
            Banks -Commercial (9.3%)
    1,500   Canadian Imperial Holdings Inc.  ................................    5.39          08/30/96        1,493,572
      500   Dresdner U.S. Finance Inc.  .....................................    5.06          08/26/96          498,288
    2,000   National Australia Funding (DE) Inc.  ...........................    5.11          08/05/96        1,998,889
                                                                                                            -------------
                                                                                                               3,990,749
                                                                                                            -------------
            Brokerage (7.3%)
    1,200   Goldman Sachs Group L.P.  .......................................    5.37          08/08/96        1,198,752
    1,935   Morgan Stanley Group, Inc.  .....................................  5.35-5.37  08/28/96-09/06/96    1,925,997
                                                                                                            -------------
                                                                                                               3,124,749
                                                                                                            -------------
            Canadian Government Agency (3.9%)
    1,675   Canadian Wheat Board  ...........................................    5.31          08/20/96        1,670,323
                                                                                                            -------------
            Finance -Consumer (11.4%)
    1,900   American Express Credit Corp.  ..................................    5.38          08/19/96        1,894,917
    1,500   Avco Financial Services Inc.  ...................................    5.39          08/14/96        1,497,124
    1,500   Norwest Financial, Inc.  ........................................    5.38          08/16/96        1,496,656
                                                                                                            -------------
                                                                                                               4,888,697
                                                                                                            -------------
            Finance -Diversified (4.4%)
    1,900   Commercial Credit Co.  ..........................................    5.37          08/15/96        1,896,054
                                                                                                            -------------
            Foods & Beverages (5.0%)
    1,900   Heinz (H.J.) Co.  ...............................................    5.37          08/29/96        1,892,094
      250   Unilever Capital Corp.  .........................................    5.48          10/25/96          246,842
                                                                                                            -------------
                                                                                                               2,138,936
                                                                                                            -------------
            Healthcare -Diversified (2.2%)
      950   SmithKline Beecham Corp.  .......................................    5.36          08/12/96          948,453
                                                                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

                                                                              ANNUALIZED
 PRINCIPAL                                                                     YIELD ON
 AMOUNT IN                                                                      DATE OF
 THOUSANDS                                                                     PURCHASE     MATURITY DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
            Office Equipment (9.4%)
   $1,000   IBM Credit Corp.  ...............................................    5.37%         08/12/96      $   998,368
    1,135   Pitney Bowes Credit Corp.  ......................................    5.37          08/01/96        1,135,000
      400   Xerox Corp.  ....................................................    5.31          08/02/96          399,941
    1,475   Xerox Credit Corp.  .............................................    5.30          08/20/96        1,470,890
                                                                                                            -------------
                                                                                                               4,004,199
                                                                                                            -------------
            Retail (1.9%)
      800   Sears Roebuck Acceptance Corp.  .................................    5.38          08/23/96          797,404
                                                                                                            -------------
            Telephones (3.7%)
    1,600   AT&T Corp.  .....................................................    5.38          08/22/96        1,595,035
                                                                                                            -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $35,889,364)  ...........................................  35,889,364
                                                                                                            -------------
            CERTIFICATES OF DEPOSIT (8.2%)
    2,000   Chase Manhattan Bank (USA)  .....................................    5.42          09/03/96        2,000,000
    1,500   Union Bank of California, N.A.  .................................    5.47          09/11/96        1,500,000
                                                                                                            -------------
            TOTAL CERTIFICATES OF DEPOSIT (Amortized Cost $3,500,000)  .....................................   3,500,000
                                                                                                            -------------
            SHORT-TERM BANK NOTES (5.9%)
    1,000   First National Bank of Boston  ..................................    5.47          09/13/96        1,000,000
    1,500   La Salle National Bank  .........................................    5.43          09/12/96        1,500,000
                                                                                                            -------------
            TOTAL SHORT-TERM BANK NOTES (Amortized Cost $2,500,000)  .......................................   2,500,000
                                                                                                            -------------
            U.S. GOVERNMENT AGENCY (2.4%)
    1,030   Federal Home Loan Mortgage Corp. (Amortized Cost $1,029,848)  ...    5.32          08/02/96        1,029,848
                                                                                                            -------------
            BANKERS' ACCEPTANCES (1.9%)
      833   First National Bank of Boston (Amortized Cost $831,073)  ........  5.42-5.46  08/05/96-09/03/96      831,073
                                                                                                            -------------
            TOTAL INVESTMENTS
            (Amortized Cost $43,750,285) (a)  ............................................      102.3%        43,750,285
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ..............................       (2.3)          (997,647)
                                                                                                ------      -------------
            NET ASSETS  ..................................................................      100.0%       $42,752,638
                                                                                                ======      =============

------------

   (a)    Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996

                                          ANNUALIZED
 PRINCIPAL                                 YIELD ON
 AMOUNT IN                                 DATE OF
 THOUSANDS                                 PURCHASE      MATURITY DATE       VALUE
----------- --------------------------- ------------ ------------------- ------------
            U.S. GOVERNMENT AGENCIES (97.8%)
   $1,965   Federal Farm Credit Bank  ..  5.13-5.37%   08/06/96-09/04/96   $1,959,402
    2,975   Federal Home Loan Banks  ...  5.22-5.38    08/01/96-08/20/96    2,972,929
      950   Federal National Mortgage
            Assoc. .....................  5.25-5.29    08/12/96-08/29/96      947,652
      600   Tennessee Valley Authority       5.23          08/02/96           599,913
                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $6,479,896) .................................   6,479,896
                                                                         ------------
            U.S. GOVERNMENT OBLIGATION (2.2%)
      150   U.S. Treasury Bill
            (Amortized Cost $148,319)  .     5.53          10/17/96           148,319
                                                                         ------------
            TOTAL INVESTMENTS
            (Amortized Cost $6,628,215) (a)  ........       100.0%          6,628,215
            LIABILITIES IN EXCESS OF CASH AND OTHER
            ASSETS ..................................          --                (438)
                                                            ------       ------------
            NET ASSETS ..............................       100.0%         $6,627,777
                                                            ======       ============

------------

   (a)    Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS





GE>
DEAN WITTER RETIREMENT SERIES -U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                               COUPON RATE   MATURITY DATE      VALUE
----------- --------------------------- ----------- ----------------- ------------
            U.S. GOVERNMENT & AGENCIES OBLIGATIONS (93.8%)
            Government National
            Mortgage Assoc. I (41.9%)
   $2,864   ............................    7.00%    06/15/23-11/15/25  $2,738,773
      906   ............................    7.50     01/15/24-06/15/24     890,021
                                                                      ------------
                                                                         3,628,794
                                                                      ------------
    1,014   Government National
            Mortgage Assoc. II (11.2%)      7.00         03/20/26          964,921
                                                                      ------------
            U.S. Treasury Notes (25.9%)
      800   ............................    5.75         09/30/97          797,750
      100   ............................    6.00         11/30/97           99,922
    1,380   ............................    5.75         10/31/00        1,340,325
                                                                      ------------
                                                                         2,237,997
                                                                      ------------
            U.S. Treasury Principal Strips (14.8%)
      100   ............................    0.00         08/15/96           99,797
      500   ............................    0.00         05/15/97          477,898
      800   ............................    0.00         08/15/98          705,558
                                                                      ------------
                                                                         1,283,253
                                                                      ------------
            TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
            (Identified Cost $8,342,593) .............................   8,114,965
                                                                      ------------
            SHORT-TERM INVESTMENTS (a) (5.8%)
            U.S. GOVERNMENT OBLIGATIONS
      500   U.S. Treasury Bills
            (Amortized Cost $500,000)  .   4.76-4.78     08/01/96          500,000
                                                                      ------------
            TOTAL INVESTMENTS
            (Identified Cost $8,842,593) (b)  ......       99.6%         8,614,965
            CASH AND OTHER ASSETS IN EXCESS OF
            LIABILITIES ............................        0.4             35,848
                                                    ----------------- ------------
            NET ASSETS .............................      100.0%        $8,650,813
                                                    ================= ============

------------

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $61,084 and the aggregate gross unrealized depreciation was $288,712, resulting in net unrealized depreciation of $227,628.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (27.6%)
            Automobile -Rentals (2.2%)
    $100    Hertz Corp.  ....................................................  6.00 %  01/15/03   $  93,811
                                                                                                 ------------
            Automotive (0.5%)
      20    Chrysler Corp.  ................................................. 10.40    08/01/99      20,776
                                                                                                 ------------
            Automotive -Finance (0.6%)
      25    General Motors Acceptance Corp.  ................................  8.40    10/15/99      26,105
                                                                                                 ------------
            Bank Holding Companies (0.6%)
      25    Star Bank N.A.  .................................................  6.375   03/01/04      23,626
                                                                                                 ------------
            Banks (7.0%)
     100    ABN-AMRO Bank NV (Netherlands)  .................................  7.55    06/28/06     101,237
     100    BankAmerica Corp.  ..............................................  6.20    02/15/06      91,384
     100    Santander Financial Issuances (Cayman Islands)  .................  7.75    05/15/05     101,312
                                                                                                 ------------
                                                                                                    293,933
                                                                                                 ------------
            Brokerage (2.4%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      99,084
                                                                                                 ------------
            Electronics -Semiconductors (2.2%)
     100    Texas Instruments, Inc.  ........................................  6.125   02/01/06      91,907
                                                                                                 ------------
            Foreign Government (3.4%)
      50    Republic of Indonesia  ..........................................  7.75    08/01/06      49,879
     100    State of Israel  ................................................  6.375   12/15/05      92,265
                                                                                                 ------------
                                                                                                    142,144
                                                                                                 ------------
            Healthcare (0.6%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03      24,591
                                                                                                 ------------
            Industrials (2.3%)
     100    Comdisco, Inc.  .................................................  5.75    02/15/01      95,023
                                                                                                 ------------
            Manufacturing (1.1%)
      50    Reebok International Ltd. (United Kingdom)  .....................  6.75    09/15/05      47,236
                                                                                                 ------------
            Paper & Forest Products (2.3%)
     100    Noranda Forest, Inc. (Canada)  ..................................  6.875   11/15/05      94,805
                                                                                                 ------------
            Textiles (0.6%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05      23,417
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            Tobacco (0.6%)
   $   25   RJR Nabisco, Inc.  ..............................................  8.75 %  08/15/05   $   24,543
                                                                                                 ------------
            Transportation (1.2%)
       50   Union Pacific Corp.  ............................................  7.375   05/15/01       50,528
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,184,627)  .......................................................  1,151,529
                                                                                                 ------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (69.5%)
      100   Federal Home Loan Mortgage Corp.  ...............................  6.905   06/11/99      100,051
      500   U.S. Treasury Note  .............................................  7.25    11/15/96      502,266
        5   U.S. Treasury Note  .............................................  6.375   06/30/97        5,020
    1,250   U.S. Treasury Note  .............................................  7.125   09/30/99    1,274,023
      100   U.S. Treasury Note  .............................................  5.75    10/31/00       97,125
      100   U.S. Treasury Note  .............................................  6.25    02/15/03       97,859
      150   U.S. Treasury Note  .............................................  5.75    08/15/03      142,219
      650   U.S. Treasury Note  .............................................  7.50    02/15/05      680,672
                                                                                                 ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $2,985,177)  .......................................................  2,899,235
                                                                                                 ------------

         TOTAL INVESTMENTS
         (Identified Cost $4,169,804) (a) ........................................    97.1%   4,050,764
         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..........................     2.9      120,952
                                                                                   -------- ------------
         NET ASSETS ..............................................................   100.0%  $4,171,716
                                                                                   ======== ============


------------

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $3,625 and the aggregate gross unrealized depreciation was $122,665, resulting in net unrealized depreciation of $119,040.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (81.4%)
             Aerospace (3.7%)
 8,000       Boeing Co.  .....................................................  $   708,000
 3,500       Lockheed Martin Corp.  ..........................................      290,062
 5,000       Raychem Corp.  ..................................................      330,625
 5,000       Sundstrand Corp.  ...............................................      180,625
                                                                               -------------
                                                                                  1,509,312
                                                                               -------------
             Agriculture Related (1.6%)
 8,000       AGCO Corp.  .....................................................      162,000
 5,000       Case Corp.  .....................................................      221,250
 5,000       Pioneer Hi-Bred International, Inc.  ............................      268,750
                                                                               -------------
                                                                                    652,000
                                                                               -------------
             Apparel (0.8%)
 4,000       Jones Apparel Group, Inc.*  .....................................      206,000
 3,000       St. John Knits, Inc.  ...........................................      118,500
                                                                               -------------
                                                                                    324,500
                                                                               -------------
             Auto Related (0.7%)
 3,000       Harley-Davidson, Inc.  ..........................................      123,000
 5,000       Lear Corp.*  ....................................................      170,000
                                                                               -------------
                                                                                    293,000
                                                                               -------------
             Banks (1.8%)
 5,000       First Bank System, Inc.  ........................................      306,250
 5,000       NationsBank Corp.  ..............................................      429,375
                                                                               -------------
                                                                                    735,625
                                                                               -------------
             Banks -Money Center (2.1%)
 5,000       BankAmerica Corp.  ..............................................      398,750
 5,500       Citicorp  .......................................................      450,312
                                                                               -------------
                                                                                    849,062
                                                                               -------------
             Beverages -Soft Drinks (2.8%)
 6,000       Coca Cola Co.  ..................................................      281,250
 8,000       Coca-Cola Enterprises, Inc.  ....................................      282,000
 5,000       Panamerican Beverages, Inc. (Class A) (Mexico)  .................      215,625
11,000       PepsiCo Inc.  ...................................................      347,875
                                                                               -------------
                                                                                  1,126,750
                                                                               -------------
             Biotechnology (0.2%)
 4,000       IDEC Pharmaceuticals Corp.*  ....................................       61,000
                                                                               -------------
             Brokerage (1.1%)
 2,000       Merrill Lynch & Co., Inc.  ......................................      120,750
 6,700       Morgan Stanley Group, Inc.  .....................................      326,625
                                                                               -------------
                                                                                    447,375
                                                                               -------------
             Chemicals (2.5%)
 9,900       Cytec Industries, Inc.*  ........................................  $   297,000
17,500       Monsanto Co.  ...................................................      546,875
 5,000       Witco Corp.  ....................................................      145,000
                                                                               -------------
                                                                                    988,875
                                                                               -------------
             Communications -Equipment &
             Software (2.8%)
 2,000       Ascend Communications, Inc.*  ...................................       96,750
 3,000       Cascade Communications Corp.*  ..................................      184,125
 4,000       Cisco Systems, Inc.*  ...........................................      207,000
 4,000       Pairgain Technologies, Inc.*  ...................................      220,000
 6,000       Tellabs, Inc.*  .................................................      358,500
 1,000       U.S. Robotics Corp.*  ...........................................       53,750
                                                                               -------------
                                                                                  1,120,125
                                                                               -------------
             Computer Services (3.4%)
 2,000       BDM International Inc.*  ........................................      103,000
 3,000       Cambridge Technology Partners, Inc.*  ...........................       78,375
 1,000       CBT Group PLC (ADR)* (Ireland)  .................................       43,000
 2,000       Computer Sciences Corp.*  .......................................      136,000
 4,000       Dendrite International, Inc.*  ..................................      111,000
 4,000       DST Systems, Inc.*  .............................................      114,000
 3,171       First Data Corp.  ...............................................      246,149
 2,000       HNC Software, Inc.*  ............................................       50,000
 3,000       Keane, Inc.*  ...................................................      112,500



 1,200       Onewave, Inc.*  .................................................       18,000
 3,000       Reuters Holdings PLC (ADR) (United Kingdom)  ....................      187,875
 6,000       Sterling Commerce, Inc.*  .......................................      189,750
                                                                               -------------
                                                                                  1,389,649
                                                                               -------------
             Computer Software (2.5%)
 4,000       Baan Company NV* (Netherlands)  .................................      118,500
 3,000       BMC Software, Inc.*  ............................................      190,500
 6,000       Cognos, Inc.* (Canada)  .........................................      120,000
 3,000       Computer Associates International, Inc.  .........................     152,625
 1,000       Microsoft Corp.*  ...............................................      117,750
 1,000       Peoplesoft, Inc.*  ..............................................       67,500
 3,000       Rational Software Corp.*  .......................................      131,625
 2,000       Security Dynamics Technologies, Inc.*  ..........................      123,000
   200       Siebel Systems, Inc.*  ..........................................        5,800
                                                                               -------------
                                                                                  1,027,300
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Conglomerates (2.4%)
 6,100        General Electric Co.  ...........................................   $  502,487
 4,000        United Technologies Corp.  ......................................      450,500
                                                                                -------------
                                                                                     952,987
                                                                                -------------
              Consumer/Business Services (2.3%)
 6,500        Apollo Group, Inc. (Class A)*  ..................................      178,750
14,000        National Education Corp.*  ......................................      211,750
 3,000        Reynolds & Reynolds Co. (Class A)  ..............................      145,125
 7,000        Service Corp. International  ....................................      385,875
                                                                                -------------
                                                                                     921,500
                                                                                -------------
              Consumer Products (3.3%)
 5,000        Anheuser-Busch Companies, Inc.  .................................      373,750
 6,000        Avon Products, Inc.  ............................................      264,000
 5,000        Gillette Co.  ...................................................      318,125
 6,000        Mondavi (Robert) Corp. (The) (Class A)*  ........................      165,000
10,000        Sunbeam Corporation, Inc.  ......................................      192,500
                                                                                -------------
                                                                                   1,313,375
                                                                                -------------
              Energy (1.9%)
 8,000        Apache Corp.  ...................................................      227,000
 1,000        Chesapeake Energy Corp.*  .......................................       49,625
 3,000        Louisiana Land & Exploration Co.                                       162,000
 6,000        Western Atlas, Inc.*  ...........................................      325,500
                                                                                -------------
                                                                                     764,125
                                                                                -------------
              Entertainment/Gaming & Lodging (6.4%)
 8,000        Callaway Golf Co.  ..............................................      240,000
10,000        Cannondale Corp.*  ..............................................      192,500
 8,000        Circus Circus Enterprises, Inc.*  ...............................      246,000
13,000        International Game Technology  ..................................      227,500
 6,000        ITT Corp.*  .....................................................      340,500
 6,000        Marriot International, Inc.  ....................................      308,250
10,000        MGM Grand, Inc.*  ...............................................      373,750
14,000        Mirage Resorts, Inc.*  ..........................................      315,000
 2,000        Showboat, Inc.  .................................................       41,000
 8,000        Sodak Gaming, Inc.*  ............................................      308,000
                                                                                -------------
                                                                                   2,592,500
                                                                                -------------
              Financial -Miscellaneous (2.5%)
 9,000        Aames Financial Corp.  ..........................................      353,250
 8,000        Federal National Mortgage Assoc.  ...............................      254,000
 1,900        First USA, Inc.  ................................................       92,862
 4,000        Household International, Inc.  ..................................      298,000
                                                                                -------------
                                                                                     998,112
                                                                                -------------
              Hardware & Tools (0.2%)
 2,000        Black & Decker Corp.  ...........................................       73,500
                                                                                -------------
              Healthcare Products & Services (2.9%)
 6,000        HBO & Co.  ......................................................   $  366,000
 9,000        Health Management Associates, Inc. (Class A)*  ..................      181,125
 2,000        Healthsouth Corp.*  .............................................       60,750
10,500        PhyCor, Inc.*  ..................................................      317,625
 2,000        Shared Medical Systems Corp.  ...................................      109,500
 4,000        Vivra, Inc.*  ...................................................      116,500
                                                                                -------------
                                                                                   1,151,500
                                                                                -------------
              Household Products (2.7%)
 4,000        Clorox Co.  .....................................................      363,500
 5,000        Kimberly-Clark Corp.  ...........................................      380,000
 4,000        Procter & Gamble Co.  ...........................................      357,500
                                                                                -------------
                                                                                   1,101,000
                                                                                -------------
              Insurance (2.1%)
 5,000        Allstate Corp.  .................................................      223,750
 5,000        Conseco Inc.  ...................................................      199,375
 4,000        Exel Ltd. (Bermuda)  ............................................      133,000
 5,000        SunAmerica, Inc.  ...............................................      303,750
                                                                                -------------
                                                                                     859,875
                                                                                -------------
              Manufacturing -Diversified (0.8%)
 9,000        Thermo Electron Corp.*  .........................................      336,375
                                                                                -------------
              Media (6.4%)
 8,000        Chancellor Broadcasting Co. (Class A)*  .........................      274,000
 5,300        Clear Channel Communications, Inc.*  ............................      422,013
 7,000        Emmis Broadcasting Corp. (Class A)*  ............................      288,750



 6,000        Evergreen Media Corp. (Class A)*  ...............................      262,500
 5,000        General Motors Corp. (Class H)  .................................      285,000
14,000        Heftel Broadcasting Corp. (Class A)*  ...........................      399,000
10,000        Infinity Broadcasting Corp. (Class A)*  .........................      275,000
 6,000        Jacor Communications, Inc.*  ....................................      183,000
 5,000        Sinclair Broadcast Group, Inc. (Class A)*  ......................      201,250
                                                                                -------------
                                                                                   2,590,513
                                                                                -------------
              Medical Supplies (1.5%)
 3,000        Becton, Dickinson & Co.  ........................................      223,875
 5,500        Guidant Corp.  ..................................................      279,125
 3,000        Target Therapeutics, Inc.*  .....................................       94,500
                                                                                -------------
                                                                                     597,500
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Oil Equipment & Services (5.7%)
 6,000        Baker Hughes, Inc.  ............................................. $    176,250
 5,000        BJ Services Co.*  ...............................................      165,625
 8,300        Diamond Offshore Drilling, Inc.*  ...............................      392,175
 3,000        Dresser Industries, Inc.  .......................................       81,000
 8,000        Falcon Drilling Company, Inc.*  .................................      166,000
10,000        Global Marine, Inc.*  ...........................................      133,750
 3,000        Halliburton Co.  ................................................      156,375
10,000        Marine Drilling Company, Inc.*  .................................       83,750
11,000        Reading & Bates Corp.*  .........................................      224,125
 6,000        Rowan Companies, Inc.*  .........................................       86,250
 4,000        Schlumberger, Ltd.  .............................................      320,000
 6,000        Smith International, Inc.*  .....................................      201,000
 2,000        Sonat Offshore Drilling, Inc.  ..................................       98,000
                                                                                -------------
                                                                                   2,284,300
                                                                                -------------
              Pharmaceuticals (3.9%)
 8,000        American Home Products Corp.  ...................................      454,000
 3,500        Johnson & Johnson  ..............................................      167,125
 8,000        Lilly (Eli) & Co.  ..............................................      448,000
 7,000        Pfizer, Inc.  ...................................................      489,125
                                                                                -------------
                                                                                   1,558,250
                                                                                -------------
              Restaurants (0.2%)
 3,500        Starbucks Corp.*  ...............................................       91,000
                                                                                -------------
              Retail -Department Stores (1.2%)
 3,000        Dayton-Hudson Corp.  ............................................       90,750
 7,000        Federated Department Stores, Inc.*  .............................      211,750
 6,000        Kohl's Corp.*  ..................................................      188,250
                                                                                -------------
                                                                                     490,750
                                                                                -------------
              Retail -Food Chains (3.9%)
 8,000        Albertson's, Inc.  ..............................................      328,000
 6,000        American Stores Co.  ............................................      223,500
13,000        Safeway, Inc.*  .................................................      468,000
14,000        Vons Companies, Inc.*  ..........................................      554,750
                                                                                -------------
                                                                                   1,574,250
                                                                                -------------
              Retail -General Merchandise (0.3%)
 3,000        Sears, Roebuck & Co.  ...........................................      123,000
                                                                                -------------
              Retail -Specialty (1.7%)
 2,000        Gucci Group NV (Italy)  .........................................      113,500
 3,000        Home Depot, Inc.  ...............................................      151,500
 6,000        Pacific Sunwear of California, Inc.*  .............................    109,500
 8,500        Price/Costco, Inc.*  ............................................      173,188
 4,000        Tiffany & Co.  ..................................................      131,500
                                                                                -------------
                                                                                     679,188
                                                                                -------------
              Shoes (0.8%)
 2,000        Fila Holding SpA (ADR) (Italy)  ................................. $    161,250
 1,500        Nike, Inc. (Class B)  ...........................................      154,313
                                                                                -------------
                                                                                     315,563
                                                                                -------------
              Telecommunications (1.5%)
11,000        MFS Communications Company, Inc.*  ..............................      346,502
10,000        WorldCom, Inc.*  ................................................      258,750
                                                                                -------------
                                                                                     605,252
                                                                                -------------
              Tobacco (0.8%)
 3,000        Philip Morris Companies, Inc.  ..................................      313,875
                                                                                -------------
              TOTAL COMMON STOCKS
              (Identified Cost $31,720,261)  ..................................   32,812,863
                                                                                -------------
              PREFERRED STOCK (0.5%)
              Computer Software
 1,300        SAP AG (Germany) (Identified Cost $201,436)  ....................      185,840
                                                                                -------------






  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                                      VALUE
 --------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (A) (20.7%)
              U.S. GOVERNMENT AGENCY
              Federal Home Loan Banks 5.62% due 08/01/96 (Amortized Cost
 $8,350       $8,350,000)  ....................................................                8,350,000
                                                                                             ------------

  TOTAL INVESTMENTS
 (Identified Cost $40,271,697) (b)    102.6%     41,348,703
 LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .....................    (2.6)     (1,027,339)
                                    --------  -------------
 NET ASSETS .......................   100.0%    $40,321,364
                                    ========  =============

------------

   ADR   American Depository Receipt.

   *     Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $40,341,168; the aggregate gross unrealized appreciation is $2,104,967 and the aggregate gross unrealized depreciation is $1,097,432, resulting in net unrealized appreciation of $1,007,535.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
               COMMON STOCKS (89.9%)
               Advertising (2.0%)
  900          Interpublic Group of Companies, Inc.  ...........................  $  39,712
                                                                                 ------------
               Apparel (2.1%)
  800          Cintas Corp.*  ..................................................     40,800
                                                                                 ------------
               Automotive -Replacement Parts (2.1%)
1,000          Genuine Parts Co.  ..............................................     42,375
                                                                                 ------------
               Banking (1.6%)
  600          Fifth Third Bancorp.  ...........................................     31,050
                                                                                 ------------
               Beverages -Soft Drinks (2.4%)
1,000          Coca Cola Co.  ..................................................     46,875
                                                                                 ------------
               Business Systems (2.1%)
  800          Electronic Data Systems Corp.  ..................................     42,300
                                                                                 ------------
               Chemicals -Specialty (2.1%)
  800          Sigma-Aldrich Corp.  ............................................     41,600
                                                                                 ------------
               Commercial Services (1.0%)
  350          Affiliated Computer Services, Inc.*  ............................     18,900
                                                                                 ------------
               Communications -
               Equipment & Software (3.2%)
  500          Cisco Systems, Inc.*  ...........................................     25,875
  400          Tellabs, Inc.*  .................................................     23,900
  250          U.S. Robotics Corp.*  ...........................................     13,437
                                                                                 ------------
                                                                                     63,212
                                                                                 ------------
               Computer Services (3.3%)
1,000          Automatic Data Processing, Inc.  ................................     39,625
  800          Sterling Commerce, Inc.*  .......................................     25,300
                                                                                 ------------
                                                                                     64,925
                                                                                 ------------
               Computer Software (4.7%)
  900          Computer Associates International, Inc.  ........................     45,787
  400          Microsoft Corp.*  ...............................................     47,100
                                                                                 ------------
                                                                                     92,887
                                                                                 ------------
               Consumer Business Services (2.2%)
  800          Service Corp. International  ....................................     44,100
                                                                                 ------------
               Drugs (2.2%)
  800          Schering-Plough Corp.  ..........................................     44,100
                                                                                 ------------
               Drugs & Healthcare (2.4%)
1,100          Abbott Laboratories  ............................................     48,400
                                                                                 ------------
               Electronics (4.0%)
1,200          Dionex Corp.*  ..................................................     41,700
  850          Harman International Industries, Inc.  ..........................     38,144
                                                                                 ------------
                                                                                     79,844
                                                                                 ------------
               Environmental Control (0.5%)
  400          United Waste Systems, Inc.  .....................................   $ 10,200
                                                                                 ------------
               Financial -Miscellaneous (7.1%)
1,500          Federal National Mortgage Assoc.  ...............................     47,625
1,000          Green Tree Financial Corp.  .....................................     33,625
  450          Household International, Inc.  ..................................     33,525
1,000          Primark Corp.*  .................................................     27,000
                                                                                 ------------
                                                                                    141,775
                                                                                 ------------
               Food Wholesalers (2.0%)
1,400          Sysco Corp.  ....................................................     40,600
                                                                                 ------------
               Foods (3.4%)
1,100          ConAgra, Inc.  ..................................................     46,750
  400          Wrigley (Wm.) Jr. Co. (Class A)  ................................     20,650
                                                                                 ------------
                                                                                     67,400
                                                                                 ------------
               Gaming (1.7%)
1,100          Circus Circus Enterprises, Inc.*  ...............................     33,825
                                                                                 ------------
               Gold Mining (2.0%)
1,400          Barrick Gold Corp. (Canada)  ....................................     39,025



                                                                                 ------------
               Home Building (2.1%)
2,400          Clayton Homes, Inc.  ............................................     42,000
                                                                                 ------------
               Hotels/Motels (3.3%)
  400          HFS, Inc.*  .....................................................     24,000
2,250          La Quinta Inns, Inc.  ...........................................     41,062
                                                                                 ------------
                                                                                     65,062
                                                                                 ------------
               Household Furnishings &
               Appliances (1.6%)
1,550          Heilig-Meyers Co.  ..............................................     31,775
                                                                                 ------------
               Insurance (2.1%)
  450          American International Group, Inc.  .............................     42,356
                                                                                 ------------
               Manufacturing (1.6%)
1,450          Federal Signal Corp.  ...........................................     31,900
                                                                                 ------------
               Manufacturing -Diversified (4.0%)
  900          Sherwin-Williams Co.  ...........................................     40,725
1,050          Thermo Electron Corp.*  .........................................     39,244
                                                                               ------------
                                                                                     79,969
                                                                               ------------
               Media (2.0%)
  500          Clear Channel Communications, Inc.*  ............................     39,813
                                                                               ------------
               Medical Products & Supplies (2.1%)
  900          Medtronic Inc . .................................................     42,638
                                                                               ------------
               Oil & Gas Products (1.1%)
  700          Input/Output, Inc.*  ............................................     22,050
                                                                               ------------
               Pharmaceuticals (2.4%)
1,000          Johnson & Johnson  ..............................................     47,750
                                                                               ------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

NUMBER OF
   SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             Restaurants (0.8%)
1,260        Brinker International, Inc.*  ...................................  $   16,538
                                                                               ------------
             Retail -Department Stores (2.2%)
1,800        Wal-Mart Stores, Inc.  ..........................................      43,200
                                                                               ------------
             Retail -Drugs Stores (2.2%)
1,400        Walgreen Co.  ...................................................      44,450
                                                                               ------------
             Retail -Food Chains (2.3%)
1,100        Albertson's, Inc.  ..............................................      45,100
                                                                               ------------
             Retail -Specialty (3.9%)
  900        Home Depot, Inc.  ...............................................      45,450
1,900        Staples, Inc.*  .................................................      31,350
                                                                               ------------
                                                                                    76,800
                                                                               ------------
             Utilities (2.1%)
3,768        Citizens Utilities Co. (Series A)* (Note 3)  ....................      41,448
                                                                               ------------
             TOTAL COMMON STOCKS (Identified Cost $1,678,590)  ...............   1,786,754
                                                                               ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (a) (14.8%)
             U.S. GOVERNMENT AGENCIES
$175         Federal Farm Credit Bank
             5.22% due 08/01/96  .............................................    175,000
 120         Federal Home Loan Banks
             5.62% due 08/01/96  .............................................    120,000
                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $295,000)  ......................................    295,000
                                                                               ------------

 TOTAL INVESTMENTS
(Identified Cost $1,973,590) (b)    104.7%    2,081,754
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ................    (4.7)      (93,901)
                                  --------  -----------
NET ASSETS ......................   100.0%   $1,987,853
                                  ========  ===========

------------

 *  Non-income producing security.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes is $1,978,342; the aggregate gross unrealized appreciation is $166,642 and the aggregate gross unrealized depreciation is $63,230, resulting in net unrealized appreciation of $103,412.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (98.1%)
             Aerospace (2.7%)
39,000       Raytheon Co.  ...................................................   $1,891,500
                                                                               -------------
             Aluminum (2.6%)
31,000       Aluminum Co. of America  ........................................    1,798,000
                                                                               -------------
             Automotive (5.3%)
64,000       Chrysler Corp.  .................................................    1,816,000
57,200       Ford Motor Co.  .................................................    1,859,000
                                                                               -------------
                                                                                  3,675,000
                                                                               -------------
             Banks (2.7%)
21,700       NationsBank Corp.  ..............................................    1,863,487
                                                                               -------------
             Banks -Money Center (2.7%)
23,500       BankAmerica Corp.  ..............................................    1,874,125
                                                                               -------------
             Beverages -Soft Drinks (2.5%)
56,000       PepsiCo Inc.  ...................................................    1,771,000
                                                                               -------------
             Chemicals (5.2%)
23,000       Du Pont (E.I.) de Nemours & Co., Inc.  ..........................    1,857,250
34,100       Eastman Chemical Co.  ...........................................    1,781,725
                                                                               -------------
                                                                                  3,638,975
                                                                               -------------
             Computers -Systems (2.7%)
17,500       International Business Machines Corp.  ..........................    1,887,812
                                                                               -------------
             Conglomerates (5.2%)
 2,700       Imation Corp.*  .................................................       61,425
27,000       Minnesota Mining & Manufacturing Co.  ...........................    1,755,000
37,000       Tenneco, Inc.  ..................................................    1,822,250
                                                                               -------------
                                                                                  3,638,675
                                                                               -------------
             Drugs (2.5%)
20,200       Bristol-Myers Squibb Co.  .......................................    1,749,825
                                                                               -------------
             Drugs & Healthcare (2.6%)
42,000       Abbott Laboratories  ............................................    1,848,000
                                                                               -------------
             Electric -Major (2.6%)
21,900       General Electric Co.  ...........................................    1,804,012
                                                                               -------------
             Energy (2.6%)
31,500       Kerr-McGee Corp.  ...............................................    1,795,500
                                                                               -------------
             Foods (5.2%)
56,000       Quaker Oats Company (The)  ......................................    1,792,000
12,700       Unilever NV (ADR) (Netherlands)  ................................    1,806,575
                                                                               -------------
                                                                                  3,598,575
                                                                               -------------
             Machinery -Agricultural (2.5%)
50,000       Deere & Co.  ....................................................    1,787,500
                                                                               -------------
             Manufacturing -Diversified (5.2%)
34,800       Honeywell, Inc.  ................................................   $1,844,400
48,500       Timken Co.  .....................................................    1,776,313
                                                                               -------------
                                                                                  3,620,713
                                                                               -------------
             Metals & Mining (2.6%)
30,500       Phelps Dodge Corp.  .............................................    1,791,875
                                                                               -------------
             Natural Gas (2.5%)
44,000       Enron Corp.  ....................................................    1,732,500
                                                                               -------------
             Office Equipment (2.6%)
38,000       Pitney Bowes, Inc.  .............................................    1,843,000
                                                                               -------------
             Oil -Domestic (5.2%)
26,400       Amoco Corp.  ....................................................    1,765,500
50,000       Ashland, Inc.  ..................................................    1,831,250
                                                                               -------------
                                                                                  3,596,750
                                                                               -------------
             Oil Integrated -International (2.6%)
22,000       Exxon Corp.  ....................................................    1,809,500
                                                                               -------------
             Paper & Forest Products (2.6%)
43,000       Weyerhaeuser Co.  ...............................................    1,795,250



                                                                               -------------
             Photography (2.7%)
25,000       Eastman Kodak Co.  ..............................................    1,865,625
                                                                               -------------
             Railroads (2.7%)
38,800       CSX Corp.  ......................................................    1,872,100
                                                                               -------------
             Retail -Department Stores (2.7%)
42,400       May Department Stores Co.  ......................................    1,902,700
                                                                               -------------
             Retail -Food Chains (2.6%)
49,500       American Stores Co.  ............................................    1,843,875
                                                                               -------------
             Telecommunications (2.6%)
49,500       Sprint Corp.  ...................................................    1,812,938
                                                                               -------------
             Telephones (2.5%)
30,200       Bell Atlantic Corp.  ............................................    1,785,575
                                                                               -------------
             Tobacco (2.6%)
17,200       Philip Morris Companies, Inc.  ..................................    1,799,550
                                                                               -------------
             Utilities -Electric (6.8%)
78,000       Houston Industries, Inc.  .......................................    1,764,750
56,000       New England Electric System  ....................................    1,771,000
61,500       Pacific Gas & Electric Co.  .....................................    1,214,625
                                                                               -------------
                                                                                  4,750,375
                                                                               -------------
             TOTAL COMMON STOCKS
             (Identified Cost $61,143,388)  ..................................   68,444,312
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (2.4%)
             U.S. GOVERNMENT AGENCY
$1,700       Federal Home Loan Banks 5.62% due 08/01/96 (Amortized Cost         $1,700,000
             $1,700,000)  ....................................................
                                                                               ------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $62,843,388) (b)    100.5%    70,144,312
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS ......................    (0.5)      (381,700)
                                    --------  ------------
NET ASSETS ........................   100.0%   $69,762,612
                                    ========  ============

------------

  ADR   American Depository Receipt.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $62,918,003; the aggregate gross unrealized appreciation is $8,841,457 and the aggregate gross unrealized depreciation is $1,615,148, resulting in net unrealized appreciation of $7,226,309.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
              COMMON STOCKS (81.7%)
              Natural Gas (16.6%)
10,000        American Water Works Company, Inc.  .............................  $  198,750
 5,000        Enron Corp.  ....................................................     196,875
 5,500        MCN Corp.  ......................................................     129,250
 5,000        NorAm Energy Corp.  .............................................      54,375
 5,000        Pacific Enterprises  ............................................     146,875
 3,500        PanEnergy Corp.  ................................................     111,125
 4,000        Questar Corp.  ..................................................     126,000
 2,500        Sonat, Inc.  ....................................................     106,562
 2,000        Tenneco, Inc.  ..................................................      98,500
 2,000        Williams Companies, Inc.  .......................................      91,750
                                                                                -----------
                                                                                  1,260,062
                                                                                -----------
              Telecommunications (35.8%)
 5,000        360 Communications Co.*  ........................................     115,625
 3,000        Airtouch Communications, Inc.*  .................................      82,500
 5,000        Alcatel Alsthom (ADR) (France)  .................................      81,250
 4,000        Alltel Corp.  ...................................................     109,500
 2,000        AT&T Corp.  .....................................................     104,250
 3,000        BellSouth Corp.  ................................................     123,000
 3,000        Cable & Wireless PLC (ADR) (United Kingdom)  ....................      56,625
 2,500        Century Telephone Enterprises, Inc.  ............................      79,687
 5,000        Comcast Corp. (Class A Special)  ................................      70,625
 4,500        Frontier Corp.  .................................................     126,562
 3,500        GTE Corp.  ......................................................     144,375
 4,000        IntelCom Group, Inc.*  ..........................................      77,000
 4,000        LCI International, Inc.*  .......................................     121,000
 5,000        Liberty Media Group (Class A)*  .................................     110,000
 4,200        MCI Communications Corp.  .......................................     102,900
 7,000        Metromedia International Group Inc.*  ...........................      71,750
 2,000        SBC Communications, Inc.  .......................................      97,750
 3,000        Sprint Corp.  ...................................................     109,875
 3,000        Tele Danmark AS (ADR) (Denmark)  ................................      70,125
 5,000        Telefonica de Argentina S.A. (ADR) (Argentina)  .................     116,875
 3,000        Telefonica de Espana S.A. (ADR) (Spain)  ........................     156,750
 2,000        Telefonos de Mexico S.A. de C.V. (Series L) (ADR) (Mexico)  .....      61,250
 3,000        Telephone & Data Systems, Inc.  .................................     115,875
 2,700        Teleport Communications Group Inc. (Class A)*  ..................      41,850
 5,000        U.S. West Media Group*  .........................................  $   86,250
 3,000        Vodafone Group PLC (ADR) (United Kingdom)  ......................     107,250
 7,000        WorldCom, Inc.*  ................................................     181,125
                                                                                -----------
                                                                                  2,721,624
                                                                                -----------
              Utilities -Electric (29.3%)
 3,000        Central & South West Corp.  .....................................      80,250
 3,000        CINergy Corp.  ..................................................      88,875
 4,000        CMS Energy Corp.  ...............................................     121,500
 4,000        DPL, Inc.  ......................................................      90,500
 4,050        DQE, Inc.  ......................................................     110,869
 2,500        Duke Power Co.  .................................................     119,687
 6,000        Edison International  ...........................................      93,000
 3,000        Enersis S.A. (ADR) (Chile)  .....................................      91,500
 4,000        Entergy Corp.  ..................................................     102,000
 5,000        General Public Utilities Corp.  .................................     162,500
 4,000        Illinova Corp.  .................................................     103,000
 3,500        NIPSCO Industries, Inc.  ........................................     130,813
 4,000        Northwestern Public Service Co.  ................................     109,500
 3,500        PacifiCorp  .....................................................      73,063
 5,000        Peco Energy Co.  ................................................     117,500
 3,000        Pinnacle West Capital Corp.  ....................................      84,750
 3,000        Public Service Company of Colorado  .............................     106,125
              Public Service Company of
 5,000        New Mexico  .....................................................      99,375
 4,000        Teco Energy, Inc.  ..............................................      93,000
 2,800        Unicom Corp.  ...................................................      65,800
 3,000        Utilicorp United, Inc.  .........................................      80,625
 3,500        Western Resources, Inc.  ........................................     100,188
                                                                                -----------
                                                                                  2,224,420
                                                                                -----------
              TOTAL COMMON STOCKS
              (Identified Cost $5,593,805)  ...................................   6,206,106
                                                                                -----------






              PREFERRED STOCKS (1.8%)
              Utilities -Electric
 2,000        Alabama Power Capital Trust I (Series Q) $1.84  .................      47,000
 1,000        Duquesne Capital LP (Series A) $2.09  ...........................      24,625
 1,500        Public Service Electric & Gas Co. $2.00  ........................      36,938
 1,000        Virginia Power Capital $2.01  ...................................      24,875
                                                                                -----------
              TOTAL PREFERRED STOCKS
              (Identified Cost $137,264)  .....................................     133,438
                                                                                -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-----------------------------------------------------------------------------------------
             CORPORATE BOND (0.6%)
             Telecommunications
             Southwestern Bell Telephone Co. 7.25% due 07/15/25 (Identified
$50          Cost $51,438)  .................................................. $   46,894
                                                                               ----------
             U.S. GOVERNMENT AGENCY (0.3%)
             Tennessee Valley Authority
25           8.00% due 03/31/45 (Identified Cost $25,000)  ...................     25,375
                                                                               ----------
             SHORT-TERM INVESTMENTS (a) (14.5%)
             U.S. GOVERNMENT AGENCIES
500          Federal Home Loan Banks 5.62% due 08/01/96  .....................    500,000
600          Federal Home Loan Mortgage Corp. 5.19% due 08/01/96  ............    600,000
                                                                               ----------
             TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $1,100,000)  .......  1,100,000
                                                                               ----------

 TOTAL INVESTMENTS
(IDENTIFIED COST $6,907,507) (b)      98.9%    7,511,813
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES ............     1.1        81,484
                                   --------  -----------
NET ASSETS .......................   100.0%   $7,593,297
                                   ========  ===========

------------

   ADR  American Depository Receipt.

   *    Non-income producing security.

   (a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $6,910,995; the aggregate gross unrealized appreciation is $794,335 and the aggregate gross unrealized depreciation is $193,517, resulting in net unrealized appreciation of $600,818.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
               COMMON STOCKS (97.3%)
               Aerospace & Defense (1.4%)
  445          Boeing Co.  .....................................................   $  39,382
  610          General Dynamics Corp.  .........................................      39,040
  490          Lockheed Martin Corp.  ..........................................      40,609
  950          McDonnell Douglas Corp.  ........................................      42,512
  620          Northrop Grumman Corp.  .........................................      42,625
  850          Raytheon Co.  ...................................................      41,225
  800          Rockwell International Corp.  ...................................      42,000
  325          United Technologies Corp.  ......................................      36,603
                                                                                 -------------
                                                                                     323,996
                                                                                 -------------
               Airlines (0.7%)
  550          AMR Corp.*  .....................................................      43,381
  600          Delta Air Lines, Inc.  ..........................................      41,925
1,750          Southwest Airlines Co.  .........................................      43,312
2,400          USAir Group, Inc.*  .............................................      43,800
                                                                                 -------------
                                                                                     172,418
                                                                                 -------------
               Aluminum (0.4%)
1,200          Alcan Aluminum Ltd. (Canada)  ...................................      35,700
  700          Aluminum Co. of America  ........................................      40,600
  700          Reynolds Metals Co.  ............................................      35,525
                                                                                 -------------
                                                                                     111,825
                                                                                 -------------
               Auto Parts -After Market (0.7%)
2,050          Cooper Tire & Rubber Co.  .......................................      38,694
1,300          Echlin, Inc.  ...................................................      43,387
  860          Genuine Parts Co.  ..............................................      36,442
  950          Goodyear Tire & Rubber Co.  .....................................      42,037
                                                                                 -------------
                                                                                     160,560
                                                                                 -------------
               Automobiles (0.5%)
1,400          Chrysler Corp.  .................................................      39,725
1,150          Ford Motor Co.  .................................................      37,375
  900          General Motors Corp.  ...........................................      43,875
                                                                                 -------------
                                                                                     120,975
                                                                                 -------------
               Banks -Money Center (1.1%)
  495          BankAmerica Corp.  ..............................................      39,476
  530          Bankers Trust New York Corp.  ...................................      38,094
  600          Chase Manhattan Corp.  ..........................................      41,700
  500          Citicorp  .......................................................      40,937
1,050          First Chicago NBD Corp.  ........................................      40,425
  450          Morgan (J.P.) & Co., Inc.  ......................................      38,700
                                                                                 -------------
                                                                                     239,332
                                                                                 -------------
               Banks -Regional (4.1%)
1,100          Banc One Corp.  .................................................      38,087
  750          Bank of Boston Corp.  ...........................................      39,750
  800          Bank of New York Co., Inc.  .....................................      41,200
  600          Barnett Banks, Inc.  ............................................   $  36,825
  970          Boatmen's Bancshares, Inc.  .....................................      38,679
  880          Comerica, Inc.  .................................................      38,610
1,000          Corestates Financial Corp.  .....................................      39,250
  700          Fifth Third Bancorp  ............................................      36,225
  650          First Bank System, Inc.  ........................................      39,812
  650          First Union Corp.  ..............................................      41,275
  900          Fleet Financial Group, Inc.  ....................................      36,450
1,000          KeyCorp  ........................................................      38,625
  750          Mellon Bank Corp.  ..............................................      39,562
1,050          National City Corp.  ............................................      36,356
  490          NationsBank Corp.  ..............................................      42,079
1,050          Norwest Corp.  ..................................................      37,275
1,280          PNC Bank Corp.  .................................................      37,280
  600          Republic New York Corp.  ........................................      38,025
1,000          SunTrust Banks, Inc.  ...........................................      36,750
1,075          U.S. Bancorp  ...................................................      36,819
  850          Wachovia Corp.  .................................................      37,612
  160          Wells Fargo & Co.  ..............................................      37,260
                                                                                 -------------
                                                                                     843,806
                                                                                 -------------
               Beverages -Alcoholic (0.8%)
  570          Anheuser-Busch Companies, Inc.  .................................      42,607
1,100          Brown-Forman Corp. (Class B)  ...................................      40,425
2,300          Coors (Adolph) Co.  .............................................      42,550
1,130          Seagram Co. Ltd. (Canada)  ......................................      37,572
                                                                                 -------------



                                                                                     163,154
                                                                                 -------------
               Beverages -Soft Drinks (0.4%)
  870          Coca Cola Co.  ..................................................      40,781
1,160          PepsiCo Inc.  ...................................................      36,685
                                                                                 -------------
                                                                                      77,466
                                                                                 -------------
               Broadcast Media (0.6%)
2,800          Comcast Corp. (Class A Special)  ................................      39,550
2,500          Tele-Communications, Inc. (Class A)*  ...........................      35,625
2,300          U.S. West Media Group*  .........................................      39,675
                                                                                 -------------
                                                                                     114,850
                                                                                 -------------
               Building Materials (0.6%)
1,400          Masco Corp.  ....................................................      39,025
  950          Owens-Corning Fiberglas Corp.  ..................................      35,981
  900          Sherwin-Williams Co.  ...........................................      40,725
                                                                                 -------------
                                                                                     115,731
                                                                                 -------------
               Chemicals (1.9%)
  750          Air Products & Chemicals, Inc.  .................................      40,031
  530          Dow Chemical Co.  ...............................................      39,419
  445          Du Pont (E.I.) de Nemours & Co., Inc.  ..........................      35,934

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
  750        Eastman Chemical Co.  ...........................................    $ 39,187
1,150        Goodrich (B.F.) Co.  ............................................      41,687
  750        Hercules, Inc.  .................................................      37,594
1,400        Monsanto Co.  ...................................................      43,750
1,080        Praxair, Inc.  ..................................................      41,445
  600        Rohm & Haas Co.  ................................................      35,700
  960        Union Carbide Corp.  ............................................      40,320
                                                                               -------------
                                                                                   395,067
                                                                               -------------
             Chemicals -Diversified (0.8%)
  800        Avery Dennison Corp.  ...........................................      41,400
2,000        Engelhard Corp.  ................................................      41,000
  650        FMC Corp.*  .....................................................      41,925
  800        PPG Industries, Inc.  ...........................................      39,400
                                                                               -------------
                                                                                   163,725
                                                                               -------------
             Chemicals -Specialty (0.9%)
  650        Grace (W.R.) & Co.  .............................................      41,437
  650        Great Lakes Chemical Corp.  .....................................      37,456
1,070        Morton International, Inc.  .....................................      38,520
1,250        Nalco Chemical Co.  .............................................      37,500
  700        Sigma-Aldrich Corp.  ............................................      36,400
                                                                               -------------
                                                                                   191,313
                                                                               -------------
             Communications -
             Equipment/Manufacturers (2.0%)
1,050        3Com Corp.*  ....................................................      41,344
  950        Andrew Corp.*  ..................................................      38,475
1,650        Bay Networks, Inc.*  ............................................      37,950
  750        Cabletron Systems, Inc.*  .......................................      42,937
  780        Cisco Systems, Inc.*  ...........................................      40,365
1,250        DSC Communications Corp.*  ......................................      37,187
1,600        General Instrument Corp.*  ......................................      40,200
  850        Northern Telecom Ltd. (Canada)  .................................      39,950
3,100        Scientific-Atlanta, Inc.  .......................................      41,462
  700        Tellabs, Inc.*  .................................................      41,825
                                                                               -------------
                                                                                   401,695
                                                                               -------------
             Computer Software & Services (1.9%)
1,500        Autodesk, Inc.  .................................................      34,500
1,000        Automatic Data Processing, Inc.  ................................      39,625
  900        Ceridian Corp.*  ................................................      39,150
  820        Computer Associates International, Inc.  ........................      41,717
  600        Computer Sciences Corp.*  .......................................      40,800
  535        First Data Corp.  ...............................................      41,529
  350        Microsoft Corp.*  ...............................................      41,212
3,700        Novell, Inc.*  ..................................................      39,312
1,050        Oracle Corp.*  ..................................................      40,950
  700        Shared Medical Systems Corp.  ...................................      38,325
                                                                               -------------
                                                                                   397,120
                                                                               -------------
             Computers -Systems (2.6%)
4,500        Amdahl Corp.*  ..................................................    $ 44,437
2,000        Apple Computer, Inc.*  ..........................................      43,750
  800        COMPAQ Computer Corp.*  .........................................      43,800
4,050        Data General Corp.*  ............................................      42,019
1,200        Digital Equipment Corp.*  .......................................      42,450
2,000        EMC Corp.*  .....................................................      38,750
1,000        Hewlett-Packard Co.  ............................................      44,000
3,850        Intergraph Corp.*  ..............................................      39,944
  360        International Business Machines Corp.  ..........................      38,835
1,550        Silicon Graphics, Inc.*  ........................................      36,425
  750        Sun Microsystems, Inc.*  ........................................      40,875
4,150        Tandem Computers Inc.*  .........................................      43,575
6,200        Unisys Corp.*  ..................................................      36,425
                                                                               -------------
                                                                                   535,285
                                                                               -------------
             Conglomerates (0.6%)
1,130        Teledyne, Inc.  .................................................      40,680
  850        Tenneco, Inc.  ..................................................      41,862
  550        Textron Inc.  ...................................................      44,000
                                                                               -------------
                                                                                   126,542
                                                                               -------------
             Containers -Metal & Glass (0.4%)
1,650        Ball Corp.  .....................................................      41,044
  850        Crown Cork & Seal Co., Inc.*  ...................................      37,825
                                                                               -------------
                                                                                    78,869
                                                                               -------------
             Containers -Paper (0.6%)
1,130        Bemis Company, Inc.  ............................................      36,866



3,200        Stone Container Corp.  ..........................................      40,000
  800        Temple-Inland Inc.  .............................................      37,900
                                                                               -------------
                                                                                   114,766
                                                                               -------------
             Cosmetics (0.8%)
1,000        Alberto-Culver Co. (Class B)  ...................................      43,125
  840        Avon Products, Inc.  ............................................      36,960
  650        Gillette Co.  ...................................................      41,356
  900        International Flavors & Fragrances Inc.  ........................      38,475
                                                                               -------------
                                                                                   159,916
                                                                               -------------
             Distributors -
             Consumer Products (0.6%)
2,950        Fleming Cos., Inc.  .............................................      44,619
1,350        SuperValu Stores, Inc.  .........................................      37,631
1,400        Sysco Corp.  ....................................................      40,600
                                                                               -------------
                                                                                   122,850
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Electrical Equipment (1.7%)
1,100        AMP, Inc.  ......................................................    $ 42,487
  450        Emerson Electric Co.  ...........................................      37,969
  450        General Electric Co.  ...........................................      37,069
  950        General Signal Corp.  ...........................................      37,169
  565        Grainger (W.W.), Inc.  ..........................................      39,691
  700        Honeywell, Inc.  ................................................      37,100
  550        Raychem Corp.  ..................................................      36,369
1,100        Thomas & Betts Corp.  ...........................................      40,150
2,350        Westinghouse Electric Corp.  ....................................      39,362
                                                                               -------------
                                                                                   347,366
                                                                               -------------
             Electronics -Defense (0.2%)
2,300        EG & G, Inc.  ...................................................      41,687
                                                                               -------------
             Electronics -Instrumentation (0.4%)
  760        Perkin-Elmer Corp.  .............................................      39,710
  950        Tektronix, Inc.  ................................................      36,337
                                                                               -------------
                                                                                    76,047
                                                                               -------------
             Electronics -Semiconductors (1.5%)
3,300        Advanced Micro Devices, Inc.*  ..................................      40,012
1,650        Applied Materials, Inc.*  .......................................      39,187
  550        Intel Corp.  ....................................................      41,250
1,950        LSI Logic Corp.*  ...............................................      38,025
2,000        Micron Technology, Inc.  ........................................      37,500
  750        Motorola, Inc.  .................................................      40,500
2,800        National Semiconductor Corp.*  ..................................      39,550
  900        Texas Instruments Inc.  .........................................      38,925
                                                                               -------------
                                                                                   314,949
                                                                               -------------
             Engineering & Construction (0.4%)
  650        Fluor Corp.  ....................................................      39,162
  950        Foster Wheeler Corp.  ...........................................      40,969
                                                                               -------------
                                                                                    80,131
                                                                               -------------
             Entertainment (0.8%)
1,050        King World Productions Inc.*  ...................................      37,669
1,150        Time Warner, Inc.  ..............................................      40,106
1,050        Viacom, Inc. (Class B)*  ........................................      36,750
  750        Walt Disney Co.  ................................................      41,719
                                                                               -------------
                                                                                   156,244
                                                                               -------------
             Financial -Miscellaneous (1.6%)
  920        American Express Co.  ...........................................      40,250
1,100        American General Corp.  .........................................      38,225
  430        Federal Home Loan Mortgage Corp.  ...............................      36,227
1,300        Federal National Mortgage Assoc.  ...............................      41,275
1,300        Green Tree Financial Corp.  .....................................      43,712
1,500        MBNA Corp.  .....................................................      41,812
  700        MGIC Investment Corp.  ..........................................      42,000
  600        Transamerica Corp.  .............................................      41,475
                                                                               -------------
                                                                                   324,976
                                                                               -------------
             Foods (2.6%)
2,400        Archer-Daniels-Midland Co.  .....................................    $ 42,600
  585        Campbell Soup Co.  ..............................................      39,707
  960        ConAgra, Inc.  ..................................................      40,800
  550        CPC International Inc.  .........................................      36,781
  700        General Mills, Inc.  ............................................      37,975
1,150        Heinz (H.J.) Co.  ...............................................      38,094
  550        Hershey Foods Corp.  ............................................      45,100
  540        Kellogg Co.  ....................................................      40,365
1,300        Quaker Oats Company (The)  ......................................      41,600
  650        Ralston-Ralston Purina Group  ...................................      40,787
1,200        Sara Lee Corp.  .................................................      38,400
  280        Unilever NV (ADR) (Netherlands)  ................................      39,830
  800        Wrigley (Wm.) Jr. Co. (Class A)  ................................      41,300
                                                                               -------------
                                                                                   523,339
                                                                               -------------
             Gold Mining (1.4%)
1,550        Barrick Gold Corp. (Canada)  ....................................      43,206
4,600        Battle Mountain Gold Co.  .......................................      41,975
4,100        Echo Bay Mines Ltd. (Canada)  ...................................      42,025
2,350        Homestake Mining Co.  ...........................................      38,481
  850        Newmont Mining Corp.  ...........................................      41,969
1,650        Placer Dome Inc. (Canada)  ......................................      38,569
3,000        Santa Fe Pacific Gold Corp.  ....................................      40,125
                                                                               -------------
                                                                                   286,350
                                                                               -------------





             Hardware & Tools (0.6%)
1,050        Black & Decker Corp.  ...........................................      38,587
  950        Snap-On, Inc.  ..................................................      42,156
1,340        Stanley Works  ..................................................      38,190
                                                                               -------------
                                                                                   118,933
                                                                               -------------
             Healthcare -Diversified (1.4%)
  935        Abbott Laboratories  ............................................      41,140
1,030        Allergan, Inc.  .................................................      41,972
  680        American Home Products Corp.  ...................................      38,590
  470        Bristol-Myers Squibb Co.  .......................................      40,714
  840        Johnson & Johnson  ..............................................      40,110
1,000        Mallinckrodt Group, Inc.  .......................................      37,375
  700        Warner-Lambert Co.  .............................................      38,150
                                                                               -------------
                                                                                   278,051
                                                                               -------------
             Healthcare -Drugs (1.0%)
  690        Lilly (Eli) & Co.  ..............................................      38,640
  630        Merck & Co., Inc.  ..............................................      40,477
  550        Pfizer, Inc.  ...................................................      38,431
  930        Pharmacia & Upjohn, Inc.  .......................................      38,362
  750        Schering-Plough Corp.  ..........................................      41,344
                                                                               -------------
                                                                                   197,254
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Healthcare -Miscellaneous (0.8%)
1,650        Alza Corp.*  ....................................................    $ 40,837
  800        Amgen Inc.*  ....................................................      43,700
4,200        Beverly Enterprises, Inc.*  .....................................      39,900
1,100        Manor Care, Inc.  ...............................................      36,300
                                                                               -------------
                                                                                   160,737
                                                                               -------------
             Healthcare HMOs (0.4%)
2,550        Humana, Inc.*  ..................................................      42,712
1,250        United Healthcare Corp.  ........................................      42,187
                                                                               -------------
                                                                                    84,899
                                                                               -------------
             Heavy Duty Trucks & Parts (1.2%)
1,100        Cummins Engine Co., Inc.  .......................................      41,112
1,400        Dana Corp.  .....................................................      39,025
  700        Eaton Corp.  ....................................................      39,025
1,800        ITT Industries, Inc.  ...........................................      41,400
4,400        Navistar International Corp.*  ..................................      44,000
  850        PACCAR, Inc.  ...................................................      38,462
                                                                               -------------
                                                                                   243,024
                                                                               -------------
             Home Building (0.6%)
1,300        Centex Corp.  ...................................................      37,700
3,200        Kaufman & Broad Home Corp.  .....................................      38,000
1,500        Pulte Corp.  ....................................................      37,875
                                                                               -------------
                                                                                   113,575
                                                                               -------------
             Hospital Management (0.6%)
  700        Columbia/HCA Healthcare Corp.  ..................................      35,875
4,600        Community Psychiatric Centers*  .................................      36,800
2,100        Tenet Healthcare Corp.*  ........................................      40,687
                                                                               -------------
                                                                                   113,362
                                                                               -------------
             Hotels/Motels (0.8%)
1,700        Harrah's Entertainment, Inc.*  ..................................      37,400
  410        Hilton Hotels Corp.  ............................................      41,820
  640        ITT Corp.*  .....................................................      36,320
  770        Marriot International, Inc.  ....................................      39,559
                                                                               -------------
                                                                                   155,099
                                                                               -------------
             Household Furnishings & Appliances (0.6%)
  680        Armstrong World Industries Inc.  ................................      37,740
1,850        Maytag Corp.  ...................................................      37,000
  800        Whirlpool Corp.  ................................................      39,400
                                                                               -------------
                                                                                   114,140
                                                                               -------------
             Household Products (0.8%)
  480        Clorox Co.  .....................................................      43,620
  500        Colgate-Palmolive Co.  ..........................................      39,250
  530        Kimberly-Clark Corp.  ...........................................   $  40,280
  450        Procter & Gamble Co.  ...........................................      40,219
                                                                               -------------
                                                                                   163,369
                                                                               -------------
             Housewares (0.6%)
1,250        Newell Co.  .....................................................      40,156
1,350        Rubbermaid, Inc.  ...............................................      38,812
  950        Tupperware Corp.  ...............................................      40,612
                                                                               -------------
                                                                                   119,580
                                                                               -------------
             Insurance Brokers (0.6%)
2,300        Alexander & Alexander Services, Inc.  ...........................      37,950
  800        Aon Corp.  ......................................................      38,900
  410        Marsh & McLennan Cos., Inc.  ....................................      37,156
                                                                               -------------
                                                                                   114,006
                                                                               -------------
             Investment Banking/Brokerage (1.0%)
  700        Dean Witter, Discover & Co. (Note 3)  ...........................      35,612
  650        Merrill Lynch & Co., Inc.  ......................................      39,244
  900        Morgan Stanley Group, Inc.  .....................................      43,875
  950        Salomon, Inc.  ..................................................      40,612
  900        Travelers Group, Inc.  ..........................................      38,025
                                                                               -------------
                                                                                   197,368
                                                                               -------------
             Leisure Time (0.6%)
1,650        Bally Entertainment Corp.*  .....................................      43,106
2,150        Brunswick Corp.  ................................................      40,850
2,500        Outboard Marine Corp.  ..........................................      39,062



                                                                               -------------
                                                                                   123,018
                                                                               -------------
             Life Insurance (1.2%)
  733        Jefferson-Pilot Corp.  ..........................................      38,482
  950        Lincoln National Corp.  .........................................      40,494
1,000        Providian Corp.  ................................................      39,625
  900        Torchmark Corp.  ................................................      38,362
  630        UNUM Corp.  .....................................................      38,430
1,350        USLIFE Corp.  ...................................................      40,162
                                                                               -------------
                                                                                   235,555
                                                                               -------------
             Machine Tools (0.4%)
1,800        Cincinnati Milacron, Inc.  ......................................      35,550
3,450        Giddings & Lewis, Inc.  .........................................      39,675
                                                                               -------------
                                                                                    75,225
                                                                               -------------
             Machinery -Diversified (2.0%)
1,050        Briggs & Stratton Corp.  ........................................      39,506
  950        Case Corp.  .....................................................      42,037
  550        Caterpillar, Inc.  ..............................................      36,231

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
1,070        Cooper Industries, Inc.  ........................................   $  42,131
1,100        Deere & Co.  ....................................................      39,325
1,300        Harnischfeger Industries, Inc.  .................................      40,300
1,000        Ingersoll-Rand Co.  .............................................      42,625
  750        NACCO Industries, Inc. (Class A)  ...............................      38,531
1,150        Timken Co.  .....................................................      42,119
  900        Varity Corp.*  ..................................................      42,300
                                                                               -------------
                                                                                   405,105
                                                                               -------------
             Manufactured Housing (0.2%)
1,320        Fleetwood Enterprises, Inc.  ....................................      40,095
                                                                               -------------
             Manufacturing -Diversified (1.9%)
  675        AlliedSignal, Inc.  .............................................      39,656
1,000        Crane Co.  ......................................................      36,500
  900        Dover Corp.  ....................................................      38,587
  650        Illinois Tool Works Inc.  .......................................      41,844
  550        Johnson Controls, Inc.  .........................................      39,600
1,100        Millipore Corp.  ................................................      37,537
1,600        Pall Corp.  .....................................................      38,600
1,200        Parker-Hannifin Corp.  ..........................................      41,850
1,400        Trinova Corp.  ..................................................      41,650
  930        Tyco International Ltd.  ........................................      38,130
                                                                               -------------
                                                                                   393,954
                                                                               -------------
             Medical Products & Supplies (1.8%)
1,300        Bard (C.R.), Inc.  ..............................................      39,650
1,150        Bausch & Lomb, Inc.  ............................................      40,825
  900        Baxter International, Inc.  .....................................      37,462
  500        Becton, Dickinson & Co.  ........................................      37,312
2,750        Biomet, Inc.*  ..................................................      41,937
  900        Boston Scientific Corp.*  .......................................      42,975
  750        Medtronic Inc.  .................................................      35,531
1,250        St. Jude Medical, Inc.*  ........................................      41,719
1,200        United States Surgical Corp.  ...................................      41,100
                                                                               -------------
                                                                                   358,511
                                                                               -------------
             Metals -Miscellaneous (1.0%)
1,550        ASARCO, Inc.  ...................................................      37,200
1,750        Cyprus Amax Minerals Co.  .......................................      37,625
1,400        Freeport-McMoran Copper & Gold, Inc. (Class B)  .................      41,475
1,300        Inco Ltd. (Canada)  .............................................      39,975
  650        Phelps Dodge Corp.  .............................................      38,188
                                                                               -------------
                                                                                   194,463
                                                                               -------------
             Miscellaneous (2.1%)
1,500        Airtouch Communications, Inc.*  .................................    $ 41,250
             American Greetings Corp.
1,650        (Class A)  ......................................................      39,600
1,100        Corning, Inc.  ..................................................      40,563
1,350        Dial Corp.  .....................................................      39,488
  850        Harcourt General, Inc.  .........................................      40,694
  700        Harris Corp.  ...................................................      40,250
2,200        Jostens, Inc.  ..................................................      42,075
  590        Minnesota Mining & Manufacturing Co.  ...........................      38,350
  660        Pioneer Hi-Bred International, Inc.  ............................      35,475
  450        TRW, Inc.  ......................................................      40,669
1,700        Whitman Corp.  ..................................................      38,038
                                                                               -------------
                                                                                   436,452
                                                                               -------------
             Multi-Line Insurance (0.8%)
  700        Aetna Inc.  .....................................................      40,728
    1        Aetna Inc. (Class C) (Conv. Pref.) $1.48+  ......................          58
  420        American International Group, Inc.  .............................      39,533
  380        CIGNA Corp.  ....................................................      40,470
  840        ITT Hartford Group, Inc.*  ......................................      44,415
                                                                               -------------
                                                                                   165,204
                                                                               -------------
             Office Equipment & Supplies (0.8%)
  950        Alco Standard Corp.  ............................................      41,563
2,300        Moore Corp. Ltd. (Canada)  ......................................      39,963
  800        Pitney Bowes, Inc.  .............................................      38,800
  840        Xerox Corp.  ....................................................      42,315
                                                                               -------------
                                                                                   162,641
                                                                               -------------
             Oil & Gas Drilling (0.4%)
1,150        Helmerich & Payne, Inc.  ........................................      40,250
2,600        Rowan Cos., Inc.*  ..............................................      37,375
                                                                               -------------
                                                                                    77,625
                                                                               -------------



             Oil -Domestic Integrated (2.1%)
  750        Amerada Hess Corp.  .............................................      36,469
1,150        Ashland, Inc.  ..................................................      42,119
  350        Atlantic Richfield Co.  .........................................      40,600
  750        Kerr-McGee Corp.  ...............................................      42,750
  775        Louisiana Land & Exploration Co.  ...............................      41,850
1,850        Occidental Petroleum Corp.  .....................................      41,394
  850        Pennzoil Co.  ...................................................      41,756
1,000        Phillips Petroleum Co.  .........................................      39,500
1,400        Sun Co., Inc.  ..................................................      36,225
1,140        Unocal Corp.  ...................................................      37,193
1,750        USX-Marathon Group  .............................................      35,875
                                                                               -------------
                                                                                   435,731
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Oil -Exploration & Production (0.6%)
1,000        Burlington Resources, Inc.  .....................................   $  42,750
2,500        Oryx Energy Co.*  ...............................................      39,375
3,600        Santa Fe Energy Resources, Inc.*  ...............................      40,950
                                                                               -------------
                                                                                   123,075
                                                                               -------------
             Oil -International Integrated (1.2%)
  600        Amoco Corp.  ....................................................      40,125
  650        Chevron Corp.  ..................................................      37,619
  450        Exxon Corp.  ....................................................      37,013
  340        Mobil Corp.  ....................................................      37,528
  270        Royal Dutch Petroleum Co. (Netherlands)  ........................      40,736
  500        Texaco, Inc.  ...................................................      42,500
                                                                               -------------
                                                                                   235,521
                                                                               -------------
             Oil Well Equipment & Services (1.1%)
1,250        Baker Hughes, Inc.  .............................................      36,719
1,450        Dresser Industries, Inc.  .......................................      39,150
  720        Halliburton Co.  ................................................      37,530
2,050        McDermott International, Inc.  ..................................      37,156
  480        Schlumberger, Ltd.  .............................................      38,400
  650        Western Atlas, Inc.*  ...........................................      35,263
                                                                               -------------
                                                                                   224,218
                                                                               -------------
             Paper & Forest Products (2.3%)
1,250        Boise Cascade Corp.  ............................................      40,625
  950        Champion International Corp.  ...................................      40,138
  480        Georgia-Pacific Corp.  ..........................................      35,880
1,000        International Paper Co.  ........................................      37,875
1,600        James River Corp. of Virginia  ..................................      40,400
1,800        Louisiana-Pacific Corp.  ........................................      36,675
  700        Mead Corp.  .....................................................      38,325
1,050        Potlatch Corp.  .................................................      39,375
  800        Union Camp Corp.  ...............................................      38,400
1,450        Westvaco Corp.  .................................................      41,144
  850        Weyerhaeuser Co.  ...............................................      35,488
  700        Willamette Industries, Inc.  ....................................      40,600
                                                                               -------------
                                                                                   464,925
                                                                               -------------
             Personal Loans (0.4%)
  700        Beneficial Corp.  ...............................................      37,800
  515        Household International, Inc.  ..................................      38,368
                                                                               -------------
                                                                                    76,168
                                                                               -------------
             Photography/Imaging (0.4%)  .....................................
  600        Eastman Kodak Co.  ..............................................      44,775
  850        Polaroid Corp.  .................................................      35,913
                                                                               -------------
                                                                                    80,688
                                                                               -------------
             Pollution Control (0.6%)
1,850        Browning-Ferris Industries, Inc.  ...............................   $  41,394
4,400        Laidlaw Inc. (Class B) (Canada)  ................................      40,700
1,400        WMX Technologies, Inc.  .........................................      41,475
                                                                               -------------
                                                                                   123,569
                                                                               -------------
             Property -Casualty Insurance (1.3%)
  950        Allstate Corp.  .................................................      42,513
1,000        Chubb Corp.  ....................................................      41,750
  260        General Re Corp.  ...............................................      38,155
  500        Loews Corp.  ....................................................      40,313
1,100        SAFECO Corp.  ...................................................      37,813
  690        St. Paul Companies, Inc.  .......................................      35,708
2,400        USF&G Corp.  ....................................................      38,100
                                                                               -------------
                                                                                   274,352
                                                                               -------------
             Publishing (0.6%)
  650        Dun & Bradstreet Corp.  .........................................      37,375
1,000        McGraw-Hill, Inc.  ..............................................      39,000
1,050        Meredith Corp.  .................................................      42,656
                                                                               -------------
                                                                                   119,031
                                                                               -------------
             Publishing -Newspaper (1.2%)
  950        Dow Jones & Co., Inc.  ..........................................      37,169
  600        Gannett Co., Inc.  ..............................................      39,375
  600        Knight-Ridder Newspapers, Inc.  .................................      39,300
1,350        New York Times Co. (Class A)  ...................................      39,319
1,045        Times Mirror Co. (Class A)  .....................................      43,237
  550        Tribune Co.  ....................................................      38,500
                                                                               -------------



                                                                                   236,900
                                                                               -------------
             Railroads (1.0%)
  500        Burlington Northern Santa Fe Corp.  .............................      39,438
  600        Conrail, Inc.  ..................................................      39,300
  850        CSX Corp.  ......................................................      41,013
  500        Norfolk Southern Corp.  .........................................      40,438
  550        Union Pacific Corp.  ............................................      37,675
                                                                               -------------
                                                                                   197,864
                                                                               -------------
             Restaurants (1.2%)
5,000        Darden Restaurants, Inc.  .......................................      39,375
1,800        Luby's Cafeterias, Inc.  ........................................      43,650
  850        McDonald's Corp.  ...............................................      39,419
5,150        Ryan's Family Steak Houses, Inc.*  ..............................      38,625
4,400        Shoney's Inc.*  .................................................      40,150
2,050        Wendy's International, Inc.  ....................................      34,850
                                                                               -------------
                                                                                   236,069
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Retail -Department Stores (1.2%)
1,300        Dillard Department Stores, Inc. (Class A)  ......................   $  40,788
1,230        Federated Department Stores, Inc.*  .............................      37,208
1,000        May Department Stores Co.  ......................................      44,875
  800        Mercantile Stores Co., Inc.  ....................................      39,200
1,000        Nordstrom, Inc.  ................................................      41,375
  800        Penney (J.C.) Co., Inc.  ........................................      39,800
                                                                               -------------
                                                                                   243,246
                                                                               -------------
             Retail -Drug Stores (0.6%)
1,050        Longs Drug Stores Corp.  ........................................      40,688
1,300        Rite Aid Corp.  .................................................      38,675
1,300        Walgreen Co.  ...................................................      41,275
                                                                               -------------
                                                                                   120,638
                                                                               -------------
             Retail -Food Chains (1.2%)
  910        Albertson's, Inc.  ..............................................      37,310
1,200        American Stores Co.  ............................................      44,700
1,190        Giant Food, Inc. (Class A)  .....................................      40,014
1,450        Great Atlantic & Pacific Tea Co., Inc.  .........................      40,056
  960        Kroger Co.*  ....................................................      36,240
1,150        Winn-Dixie Stores, Inc.  ........................................      40,250
                                                                               -------------
                                                                                   238,570
                                                                               -------------
             Retail -General Merchandise (0.8%)
1,350        Dayton-Hudson Corp.  ............................................      40,838
3,800        Kmart Corp.*  ...................................................      38,000
  950        Sears, Roebuck & Co.  ...........................................      38,950
1,650        Wal-Mart Stores, Inc.  ..........................................      39,600
                                                                               -------------
                                                                                   157,388
                                                                               -------------
             Retail -Specialty (1.8%)
1,185        Circuit City Stores, Inc.  ......................................      37,328
  800        Home Depot, Inc.  ...............................................      40,400
1,300        Lowe's Companies, Inc.  .........................................      42,413
1,030        Melville Corp.  .................................................      40,299
1,250        Pep Boys-Manny Moe & Jack  ......................................      37,813
2,150        Price/Costco, Inc.*  ............................................      43,806
1,000        Tandy Corp.  ....................................................      42,250
1,550        Toys 'R' Us, Inc.*  .............................................      40,881
2,100        Woolworth Corp.*  ...............................................      40,425
                                                                               -------------
                                                                                   365,615
                                                                               -------------
             Retail -Specialty Apparel (0.8%)
6,600        Charming Shoppes, Inc.  .........................................      41,663
1,400        Gap, Inc.  ......................................................      41,650
1,950        Limited (The), Inc.  ............................................    $ 37,538
1,350        TJX Companies, Inc.  ............................................      40,669
                                                                               -------------
                                                                                   161,520
                                                                               -------------
             Savings & Loan Companies (0.6%)
1,600        Ahmanson (H.F.) & Co.  ..........................................      40,400
  700        Golden West Financial Corp.  ....................................      38,850
1,580        Great Western Financial Corp.  ..................................      37,525
                                                                               -------------
                                                                                   116,775
                                                                               -------------
             Shoes (0.6%)
  400        Nike, Inc. (Class B)  ...........................................      41,150
1,200        Reebok International Ltd. (United Kingdom)  .....................      42,000
5,700        Stride Rite Corp.  ..............................................      41,325
                                                                               -------------
                                                                                   124,475
                                                                               -------------
             Specialized Services (1.6%)
1,450        Block (H.&R.), Inc.  ............................................      37,881
1,250        CUC International, Inc.*  .......................................      43,438
1,200        Ecolab, Inc.  ...................................................      37,050
1,000        Interpublic Group of Companies, Inc.  ...........................      44,125
1,000        National Service Industries, Inc.  ..............................      38,125
2,150        Ogden Corp.  ....................................................      41,388
2,550        Safety-Kleen Corp.  .............................................      44,306
  785        Service Corp. International  ....................................      43,273
                                                                               -------------
                                                                                   329,586
                                                                               -------------
             Specialty Printing (0.6%)
1,075        Deluxe Corp.  ...................................................      39,641
1,300        Donnelley (R.R.) & Sons Co.  ....................................      41,925
1,550        Harland (John H.) Co.  ..........................................      37,588
                                                                               -------------
                                                                                   119,154



                                                                               -------------
             Steel (1.1%)
8,100        Armco, Inc.*  ...................................................      36,450
4,100        Bethlehem Steel Corp.*  .........................................      41,000
2,400        Inland Steel Industries, Inc.  ..................................      41,700
  800        Nucor Corp.  ....................................................      37,500
1,550        USX-U.S. Steel Group  ...........................................      39,331
1,950        Worthington Industries, Inc.  ...................................      36,806
                                                                               -------------
                                                                                   232,787
                                                                               -------------
             Telecommunications -Long Distance (0.8%)
  850        AT&T Corp.  .....................................................      44,306
1,750        MCI Communications Corp.  .......................................      42,875
1,050        Sprint Corp.  ...................................................      38,456
1,600        WorldCom, Inc.*  ................................................      41,400
                                                                               -------------
                                                                                   167,037
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Textiles (1.0%)
1,550        Fruit of the Loom, Inc. (Class A)*  .............................  $    39,138
1,175        Liz Claiborne, Inc.  ............................................       38,334
1,300        Russell Corp.  ..................................................       43,550
  800        Springs Industries, Inc. (Class A)  .............................       36,500
  650        VF Corp.  .......................................................       36,319
                                                                               -------------
                                                                                    193,841
                                                                               -------------
             Tobacco (0.6%)
  930        American Brands, Inc.  ..........................................       42,315
  400        Philip Morris Companies, Inc.  ..................................       41,850
1,200        UST, Inc.  ......................................................       39,900
                                                                               -------------
                                                                                    124,065
                                                                               -------------
             Toys (0.4%)
1,050        Hasbro Inc.  ....................................................       37,669
1,450        Mattel, Inc.  ...................................................       35,888
                                                                               -------------
                                                                                     73,557
                                                                               -------------
             Transportation -Miscellaneous (0.4%)
  500        Federal Express Corp.*  .........................................       38,875
1,450        Ryder System, Inc.  .............................................       38,606
                                                                               -------------
                                                                                     77,481
                                                                               -------------
             Truckers (0.6%)
2,150        Caliber System, Inc.  ...........................................       39,238
2,200        Consolidated Freightways, Inc.  .................................       43,175
2,900        Yellow Corp.*  ..................................................       36,613
                                                                               -------------
                                                                                    119,026
                                                                               -------------
             Utilities -Electric (4.9%)
  930        American Electric Power Co., Inc.  ..............................       38,595
1,450        Baltimore Gas & Electric Co.  ...................................       37,338
1,050        Carolina Power & Light Co.  .....................................       37,800
1,350        Central & South West Corp.  .....................................       36,113
1,330        CINergy Corp.  ..................................................       39,401
1,500        Consolidated Edison Co. of New York, Inc.  ......................       40,500
1,500        Detroit Edison Co.  .............................................       43,125
  990        Dominion Resources, Inc.  .......................................       37,249
  800        Duke Power Co.  .................................................       38,300
2,430        Edison International  ...........................................       37,665
1,500        Entergy Corp.  ..................................................       38,250
  900        FPL Group, Inc.  ................................................       40,838
1,200        General Public Utilities Corp.  .................................       39,000
1,790        Houston Industries, Inc.  .......................................       40,499
5,630        Niagara Mohawk Power Corp.*  ....................................       40,818
  800        Northern States Power Co.  ......................................  $    35,800
1,850        Ohio Edison Co.  ................................................       38,850
2,050        Pacific Gas & Electric Co.  .....................................       40,488
1,750        PacifiCorp  .....................................................       36,531
1,550        Peco Energy Co.  ................................................       36,425
1,700        PP&L Resources, Inc.  ...........................................       38,038
1,450        Public Service Enterprise Group, Inc.  ..........................       37,881
1,700        Southern Co.  ...................................................       38,463
  970        Texas Utilities Co.  ............................................       40,740
1,700        Unicom Corp.  ...................................................       39,950
  980        Union Electric Co.  .............................................       36,873
                                                                               -------------
                                                                                  1,005,530
                                                                               -------------
             Utilities -Natural Gas (2.7%)
1,000        Coastal Corp.  ..................................................       37,250
  760        Columbia Gas System, Inc.  ......................................       40,755
  800        Consolidated Natural Gas Co.  ...................................       40,300
1,300        Eastern Enterprises  ............................................       41,763
  900        Enron Corp.  ....................................................       35,438
1,900        ENSERCH Corp.  ..................................................       37,525
1,550        NICOR, Inc.  ....................................................       43,981
3,750        NorAm Energy Corp.  .............................................       40,781
1,600        ONEOK, Inc.  ....................................................       42,200
1,500        Pacific Enterprises  ............................................       44,063
1,300        PanEnergy Corp.  ................................................       41,275
1,200        Peoples Energy Corp.  ...........................................       37,350
  900        Sonat, Inc.  ....................................................       38,363
  770        Williams Companies, Inc.  .......................................       35,324
                                                                               -------------
                                                                                    556,368
                                                                               -------------
             Utilities -Telephone (1.8%)
1,450        Alltel Corp.  ...................................................       39,694
  750        Ameritech Corp.  ................................................       41,625
  700        Bell Atlantic Corp.  ............................................       41,388
  950        BellSouth Corp.  ................................................       38,950



1,000        GTE Corp.  ......................................................       41,250
  900        NYNEX Corp.  ....................................................       40,388
1,150        Pacific Telesis Group  ..........................................       38,669
  850        SBC Communications, Inc.  .......................................       41,544
1,170        U.S. West Communications Group                .  ................       35,539
                                                                               -------------
                                                                                    359,047
                                                                               -------------
             TOTAL COMMON STOCKS
             (Identified Cost $17,671,690)  ..................................   19,837,412
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
---------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (6.2%)
             U.S. GOVERNMENT AGENCY (a) (2.0%)
$ 400        Federal National Mortgage Assoc. 5.26% due 08/13/96  ............                $  399,299
                                                                                            -------------
             REPURCHASE AGREEMENT (4.2%)
             The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
             proceeds $861,663; collateralized by $1,021,571 Federal Mortgage
             Acceptance Corp. 7.00% due 04/01/24 valued at $878,756)
  862        (Identified Cost $861,525)  .....................................                   861,525
                                                                                            -------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Identified Cost $1,260,824)  ...................................                 1,260,824
                                                                                            -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $18,932,514) (b)     103.5%    21,098,236
LIABILITIES IN EXCESS OF
OTHER ASSETS ......................    (3.5)      (719,001)
                                    --------  ------------
NET ASSETS ........................   100.0%   $20,379,235
                                    ========  ============

------------

  ADR   American Depository Receipt.

   +    Acquired through a special stock dividend.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $18,942,744; the aggregate gross unrealized appreciation is $2,929,470 and the aggregate gross unrealized depreciation is $773,978, resulting in net unrealized appreciation of $2,155,492.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
                 COMMON AND PREFERRED STOCKS (94.8%)
                 ARGENTINA (0.7%)
                 Brewery
  1,000          Quilmes Industrial S.A. (ADR)  ..................................   $   9,625
                                                                                   -------------
                 Energy
  4,300          Perez Companc S.A. (Class B)  ...................................      25,113
  1,000          Yacimentos Petroliferos Fiscales S.A. (ADR)  ....................      21,000
                                                                                   -------------
                                                                                        46,113
                                                                                   -------------
                 Steel
  1,500          Siderar S.A. (A Shares) (ADR)* -144A**  .........................      29,437
                                                                                   -------------
                 TOTAL ARGENTINA  ................................................      85,175
                                                                                   -------------
                 AUSTRALIA (1.0%)
                 Business Services
  4,800          Mayne Nickless Ltd.  ............................................      27,285
                                                                                   -------------
                 Energy
  1,700          Broken Hill Proprietary Co. Ltd.  ...............................      22,391
                                                                                   -------------
                 Metals & Mining
 20,000          M.I.M. Holdings Ltd.  ...........................................      23,357
 14,000          Pasminco Ltd.  ..................................................      20,248
                                                                                   -------------
                                                                                        43,605
                                                                                   -------------
                 Retail
  7,990          Woolworth's Ltd.  ...............................................      17,982
                                                                                   -------------
                 TOTAL AUSTRALIA  ................................................     111,263
                                                                                   -------------
                 AUSTRIA (0.3%)
                 Energy
    330          OMV AG  .........................................................      30,740
                                                                                   -------------
                 BELGIUM (0.2%)
                 Retail
    500          G.I.B. Holdings Ltd.  ...........................................      22,126
                                                                                   -------------
                 BRAZIL (1.6%)
                 Appliances & Household Durables
  2,000          Refrigeracao Parana S.A. (ADR)  .................................      26,260
                                                                                   -------------
                 Steel & Iron
  2,900          Usinas Siderurgicas de Minas Gerais S.A. (S Shares) (ADR)  ......      30,798
                                                                                   -------------
                 Supermarkets
  2,000          Companhia Brasileiras de Distribuicao (GDR) -144A**  ............      35,500
                                                                                   -------------
                 Telecommunications
    900          Telecommunicacoes Brasileiras S.A. (ADR)  .......................   $  65,250
                                                                                   -------------
                 Utilities -Electric
  1,200          Companhia Energetica de Minas Gerais S.A. (ADR)  ................      32,700
                                                                                   -------------
                 TOTAL BRAZIL  ...................................................     190,508
                                                                                   -------------
                 CANADA (0.4%)
                 Metals & Mining
  1,500          Barrick Gold Corp.  .............................................      41,755
                                                                                   -------------
                 CHILE (0.8%)
                 Foods & Beverages
    500          Compania Cervecerias Unidas S.A. (ADR)  .........................      11,875
    500          Embotelladora Andina S.A. (ADR)  ................................      18,500
                                                                                   -------------
                                                                                        30,375
                                                                                   -------------
                 Forest Products, Paper & Packaging
  1,000          Cristalerias de Chile (ADR)  ....................................      24,375
                                                                                   -------------
                 Telecommunications
    350          Compania de Telecommunicaciones de Chile S.A. (ADR)  ............      33,994
                                                                                   -------------
                 TOTAL CHILE  ....................................................      88,744
                                                                                   -------------
                 DENMARK (0.5%)
                 Pharmaceuticals
    200          Novo-Nordisk AS (Series B)  .....................................      28,975
                                                                                   -------------
                 Transportation
    300          Kobenhavns Lufthavne AS  ........................................      30,065



                                                                                   -------------
                 TOTAL DENMARK  ..................................................      59,040
                                                                                   -------------
                 EGYPT (0.1%)
                 Banking
  1,000          Commercial International Bank (GDR)*  ...........................      13,900
                                                                                   -------------
                 FINLAND (0.3%)
                 Manufacturing
    800          KCI Konecranes International*  ..................................      20,854
    500          Valmet Corp. (ADR)  .............................................      15,625
                                                                                   -------------
                 TOTAL FINLAND  ..................................................      36,479
                                                                                   -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             FRANCE (2.4%)
             Banking
   300       Societe Generale  ...............................................    $ 33,087
                                                                               -------------
             Broadcast Media
   200       Societe Television Francaise 1  .................................      23,499
                                                                               -------------
             Building Materials
   200       Compagnie de Saint-Gobain  ......................................      25,140
                                                                               -------------
             Business & Public Services
   200       Compagnie Generale des Eaux  ....................................      20,577
                                                                               -------------
             Financial Services
   350       Credit Local de France  .........................................      29,059
                                                                               -------------
             Foods & Beverages
   160       LVMH Moet-Hennessy Louis Vuitton  ...............................      35,420
                                                                               -------------
             Pharmaceuticals
   550       Sanofi S.A.  ....................................................      42,769
                                                                               -------------
             Retail
    75       Carrefour Supermarche  ..........................................      41,133
   180       Castorama Dubois Investissement  ................................      35,200
                                                                               -------------
                                                                                    76,333
                                                                               -------------
             TOTAL FRANCE  ...................................................     285,884
                                                                               -------------
             GERMANY (1.8%)
             Apparel
   400       Adidas AG  ......................................................      31,239
                                                                               -------------
             Automotive
    60       Volkswagen AG  ..................................................      20,374
                                                                               -------------
             Business Services
   300       SAP AG (Pref.)  .................................................      42,886
                                                                               -------------
             Chemicals
   700       BASF AG  ........................................................      18,801
                                                                               -------------
             Manufacturing -Diversified
   100       Mannesmann AG  ..................................................      35,891
                                                                               -------------
             Pharmaceuticals
   100       Gehe AG  ........................................................      62,004
                                                                               -------------
             TOTAL GERMANY  ..................................................     211,195
                                                                               -------------
             HONG KONG (4.0%)
             Banking
 6,000       Hang Seng Bank Ltd.  ............................................      59,549
 3,140       HSBC Holdings PLC  ..............................................      50,146
                                                                               -------------
                                                                                   109,695
                                                                               -------------
             Conglomerates
10,000       Hutchison Whampoa, Ltd.  ........................................    $ 59,742
 6,500       Swire Pacific Ltd. (Class A)  ...................................      55,685
                                                                               -------------
                                                                                   115,427
                                                                               -------------
             Hotels
44,000       Harbour Centre Development  .....................................      57,467
                                                                               -------------
             Real Estate
10,000       Cheung Kong (Holdings) Ltd.  ....................................      68,212
 3,000       Sun Hung Kai Properties Ltd.  ...................................      28,320
                                                                               -------------
                                                                                    96,532
                                                                               -------------
             Telecommunications
 2,700       Hong Kong Telecommunications, Ltd. (ADR)  .......................      44,550
                                                                               -------------
             Transportation
 2,500       The Guangshen Railway Co., Ltd. (ADR)*  .........................      45,000
                                                                               -------------
             TOTAL HONG KONG  ................................................     468,671
                                                                               -------------
             INDIA (0.2%)
             Aluminum
   300       Hindalco Industries Ltd. (GDR)* -144A**  ........................      10,125
                                                                               -------------
             Building & Construction
   600       Larsen & Toubro Ltd. (GDR)  .....................................       9,750
                                                                               -------------



             TOTAL INDIA  ....................................................      19,875
                                                                               -------------
             INDONESIA (0.3%)
             Telecommunications
 1,100       PT Indosat (ADR)  ...............................................      33,550
                                                                               -------------
             ITALY (1.0%)
             Energy
 1,500       Ente Nazionale Idrocarburi SpA (ADR)  ...........................      66,937
                                                                               -------------
             Telecommunications
10,000       Stet Societa' Finanziaria Telefonica SpA  .......................      30,435
10,000       Telecom Italia Mobile SpA  ......................................      20,949
                                                                               -------------
                                                                                    51,384
                                                                               -------------
             TOTAL ITALY  ....................................................     118,321
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             JAPAN (34.2%)
             Automotive
10,000       Mitsubishi Motors Corp.  ........................................   $  84,457
 3,000       Suzuki Motor Co. Ltd.  ..........................................      35,674
                                                                               -------------
                                                                                   120,131
                                                                               -------------
             Banking
 9,000       Asahi Bank, Ltd.  ...............................................     100,281
 5,000       Sanwa Bank, Ltd.  ...............................................      87,079
 5,000       Sumitomo Bank  ..................................................      91,760
 3,000       Sumitomo Trust & Banking  .......................................      39,326
                                                                               -------------
                                                                                   318,446
                                                                               -------------
             Brewery
 2,000       Kirin Brewery Co., Ltd.  ........................................      23,783
                                                                               -------------
             Building & Construction
 8,000       Nishimatsu Construction Co.  ....................................      80,899
 7,000       Sekisui House Ltd.  .............................................      76,685
                                                                               -------------
                                                                                   157,584
                                                                               -------------
             Building Materials
 2,000       Tostem Corp.  ...................................................      61,049
 1,000       Toyo Shutter  ...................................................       8,708
                                                                               -------------
                                                                                    69,757
                                                                               -------------
             Business Services
 4,000       Dai Nippon Printing Co. Ltd.  ...................................      75,281
 1,000       Secom Co.  ......................................................      65,543
                                                                               -------------
                                                                                   140,824
                                                                               -------------
             Chemicals
12,000       Asahi Chemical Industry Co. Ltd.  ...............................      82,022
 8,000       Kaneka Corp.  ...................................................      53,109
 6,000       Nippon Shokubai K.K. Co.  .......................................      55,169
 3,000       Shin-Etsu Chemical Co.  .........................................      55,744
                                                                               -------------
                                                                                   246,044
                                                                               -------------
             Computer Software
 1,000       Square Co. Ltd.  ................................................      54,120
                                                                               -------------
             Consumer Products
 6,000       Kao Corp.  ......................................................      79,775
                                                                               -------------
             Electronics
 6,000       Canon, Inc.  ....................................................     113,483
 9,000       Hitachi, Ltd.  ..................................................      74,747
 4,000       Matsushita Electric Industrial Co. Ltd.  ........................      69,663
 3,000       NEC Corp.  ......................................................      31,461
 1,000       Sony Corp.  .....................................................      63,202
                                                                               -------------
                                                                                   352,556
                                                                               -------------
             Electronics - Semiconductors/Components
 1,000       Kyocera Corp.  ..................................................    $ 68,446
 2,000       Rohm Co., Ltd.  .................................................     119,850
 2,000       Ryoyo Electro Corp.  ............................................      41,199
                                                                               -------------
                                                                                   229,495
                                                                               -------------
             Engineering & Construction
 2,000       Kajima Corp.  ...................................................      19,101
 8,000       Kawasaki Heavy Industries  ......................................      38,802
                                                                               -------------
                                                                                    57,903
                                                                               -------------
             Financial Services
 8,000       New Japan Securities Co., Ltd.*  ................................      40,974
 3,000       Nomura Securities Co. Ltd.  .....................................      52,528
 2,000       Orix Corp.  .....................................................      78,652
 1,000       Promise Co., Ltd.  ..............................................      48,034
                                                                               -------------
                                                                                   220,188
                                                                               -------------
             Food Processing
 1,000       Stamina Foods  ..................................................       8,099
                                                                               -------------
             Furniture
 1,000       Itoki Crebio Corp.  .............................................       8,408
                                                                               -------------
             Insurance
 5,000       Dai-Tokyo Fire & Marine Insurance Co. Ltd.  .....................      34,878



 6,000       Tokio Marine & Fire Insurance Co.  ..............................      74,719
                                                                               -------------
                                                                                   109,597
                                                                               -------------
             International Trade
 5,000       Mitsubishi Corp.  ...............................................      63,202
13,000       Mitsui & Co.  ...................................................     114,663
                                                                               -------------
                                                                                   177,865
                                                                               -------------
             Leisure
 1,000       Nintendo Corp., Ltd.  ...........................................      70,037
                                                                               -------------
             Machine Tools
 7,000       Asahi Diamond Industries Co. Ltd.  ..............................      84,551
                                                                               -------------
             Machinery
 2,000       Daikin Industries Ltd.  .........................................      21,161
 9,000       Komatsu Ltd.  ...................................................      82,500
 1,000       Mabuchi Motor Co.  ..............................................      61,330
 4,000       Minebea Co., Ltd.  ..............................................      32,584
11,000       Mitsubishi Heavy Industries, Ltd.  ..............................      93,212
 1,000       Nippon Thompson Co.  ............................................       7,921
                                                                               -------------
                                                                                   298,708
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Manufacturing
 1,000        Bridgestone Metalpha Corp.  .....................................  $    12,734
 2,000        Nippon Electric Glass Co., Ltd.  ................................       34,082
                                                                                -------------
                                                                                      46,816
                                                                                -------------
              Metals & Mining
21,000        Nippon Steel Co.  ...............................................       69,803
                                                                                -------------
              Pharmaceuticals
 5,000        Eisai Co. Ltd.  .................................................       92,228
 1,000        Terumo  .........................................................       11,985
                                                                                -------------
                                                                                     104,213
                                                                                -------------
              Real Estate
 1,000        Cesar Co.  ......................................................        8,820
10,000        Sumitomo Realty & Development  ..................................       73,970
                                                                                -------------
                                                                                      82,790
                                                                                -------------
              Restaurants
     5        Yoshinoya D & C Company Ltd.  ...................................       65,543
                                                                                -------------
              Retail
 1,000        Aoyama Trading Co., Ltd.  .......................................       27,434
 5,000        Izumiya Co. Ltd.  ...............................................       94,101
 2,000        Jusco Co.  ......................................................       64,420
                                                                                -------------
                                                                                     185,955
                                                                                -------------
              Steel & Iron
35,000        NKK Corp.*  .....................................................       99,953
                                                                                -------------
              Telecommunications
    20        DDI Corp.  ......................................................      161,611
     4        Nippon Telegraph & Telephone  ...................................       28,539
                                                                                -------------
                                                                                     190,150
                                                                                -------------
              Textiles -Apparel
 4,000        Kuraray Co. Ltd.  ...............................................       43,820
 4,000        Tokyo Style  ....................................................       67,416
                                                                                -------------
                                                                                     111,236
                                                                                -------------
              Transportation
    12        East Japan Railway Co.  .........................................       62,360
 9,000        Nippon Yusen Kabushiki Kaish  ...................................       50,646
 8,000        Yamato Transport Co. Ltd.  ......................................       93,633
                                                                                -------------
                                                                                     206,639
                                                                                -------------
              TOTAL JAPAN  ....................................................    3,990,969
                                                                                -------------
              MALAYSIA (3.0%)
              Banking
11,000        DCB Holdings Berhad  ............................................       33,510
 4,000        Malayan Banking Berhad  .........................................       34,151
22,666        Public Bank Berhad  .............................................       41,792
                                                                                -------------
                                                                                     109,453
                                                                                -------------
              Building & Construction
 9,000        United Engineers Malaysia Berhad  ...............................   $   60,606
                                                                                -------------
              Entertainment
25,000        Magnum Corporation Berhad  ......................................       39,081
                                                                                -------------
              Machinery
 6,000        UMW Holdings Berhad  ............................................       22,487
                                                                                -------------
              Natural Gas
 5,000        Petronas Gas Berhad  ............................................       19,541
                                                                                -------------
              Telecommunications
12,000        Technology Resources Industries Berhad*  ........................       36,796
                                                                                -------------
              Tobacco
15,000        RJ Reynolds Berhad  .............................................       43,591
                                                                                -------------
              Utilities -Electric
 5,000        Tenaga Nasional Berhad  .........................................       21,044
                                                                                -------------
              TOTAL MALAYSIA  .................................................      352,599
                                                                                -------------
              MEXICO (2.3%)
              Automotive



 3,200        Sanluis Corporacion S.A. de C.V. (Units)++  .....................       18,737
                                                                                -------------
              Banking
10,000        Grupo Financiero Banamex Accival S.A. de C.V. (B Shares)*  ......       19,122
   609        Grupo Financiero Banamex Accival S.A. de C.V. (Series L)*  ......        1,087
                                                                                -------------
                                                                                      20,209
                                                                                -------------
              Building & Construction
 8,000        Corporacion GEO S.A. de C.V. (Series B)*  .......................       34,340
   600        Empresas ICA Sociedad Controladora S.A. de C.V. (ADR)*  .........        8,025
                                                                                -------------
                                                                                      42,365
                                                                                -------------
              Building Materials
 3,000        Apasco S.A. de C.V.  ............................................       16,616
 1,087        Cementos de Mexico S.A. (B Shares)  .............................        3,885
20,000        Grupo Cementos de Chihuahua S.A. de C.V. (B Shares)*  ...........       21,522
                                                                                -------------
                                                                                      42,023
                                                                                -------------
              Conglomerates
 6,914        Grupo Industria Alfa S.A. de C.V. (A Shares)  ...................       27,992
                                                                                -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
                Foods & Beverages
   500          Panamerican Beverages, Inc. (Class A)  ..........................    $ 21,562
                                                                                  -------------
                Manufacturing
 2,000          Elamax S.A. de C.V.*  ...........................................      16,250
                                                                                  -------------
                Metals & Mining
 2,000          Industrias Penoles S.A.  ........................................       8,282
 2,200          Tubos de Acero de Mexico S.A. de C.V. (ADR)*  ...................      21,862
                                                                                  -------------
                                                                                       30,144
                                                                                  -------------
                Telecommunications
 1,800          Telefonos de Mexico S.A. de C.V. (Series L) (ADR)  ..............      55,125
                                                                                  -------------
                TOTAL MEXICO  ...................................................     274,407
                                                                                  -------------
                NETHERLANDS (2.5%)
                Banking
   400          ABN-AMRO Holding NV  ............................................      21,208
                                                                                  -------------
                Building Materials
   400          Hunter Douglas NV  ..............................................      26,268
                                                                                  -------------
                Business & Public Services
   700          Randstad Holdings NV  ...........................................      51,477
                                                                                  -------------
                Furniture
   700          Ahrend Groep NV  ................................................      29,530
                                                                                  -------------
                Insurance
   500          Aegon NV  .......................................................      22,939
   875          ING Groep NV  ...................................................      26,850
                                                                                  -------------
                                                                                       49,789
                                                                                  -------------
                Publishing
   900          Elsevier NV  ....................................................      13,673
   200          Wegener NV  .....................................................      21,789
   500          Wolters Kluwer NV  ..............................................      58,165
                                                                                  -------------
                                                                                       93,627
                                                                                  -------------
                Retail
   500          Koninklijke Ahold NV  ...........................................      25,421
                                                                                  -------------
                TOTAL NETHERLANDS  ..............................................     297,320
                                                                                  -------------
                NEW ZEALAND (0.2%)
                Telecommunications
   300          Telecom Corporation of New Zealand Ltd. (ADR)  ..................      22,087
                                                                                  -------------
                NORWAY (0.3%)
                Insurance
 6,500          UNI Storebrand AS (A Shares)*  ..................................    $ 31,556
                                                                                  -------------
                PANAMA (0.3%)
                Banking
   700          Banco Latinoamericano de Exportaciones S.A. (E Shares)  .........      35,875
                                                                                  -------------
                PERU (0.7%)
                Metals & Mining
 2,500          Companhia de Minas Buenaventura S.A. (ADR)*  ....................      44,687
                                                                                  -------------
                Telecommunications
 1,500          CPT Telefonica del Peru S.A. (ADR)  .............................      32,813
                                                                                  -------------
                TOTAL PERU  .....................................................      77,500
                                                                                  -------------
                PORTUGAL (0.2%)
                Telecommunications
 1,100          Portugal Telecom S.A. (ADR)  ....................................      28,187
                                                                                  -------------
                SINGAPORE (3.4%)
                Banking
 4,500          Development Bank of Singapore, Ltd.  ............................      50,966
 5,000          United Overseas Bank, Ltd.  .....................................      43,888
                                                                                  -------------
                                                                                       94,854
                                                                                  -------------
                Foods & Beverages
 4,800          Fraser & Neave Ltd.  ............................................      48,248
                                                                                  -------------
                Machinery -Diversified
 5,000          Keppel Corp., Ltd.  .............................................      37,871
                                                                                  -------------
                Publishing
 4,000          Singapore Press Holdings Ltd.  ..................................      69,654



                                                                                  -------------
                Real Estate
17,000          DBS Land Ltd.  ..................................................      53,670
 9,000          Singapore Land Ltd.  ............................................      57,655
                                                                                  -------------
                                                                                      111,325
                                                                                  -------------
                Transportation
 4,000          Singapore Airlines Ltd.  ........................................      40,207
                                                                                  -------------
                TOTAL SINGAPORE  ................................................     402,159
                                                                                  -------------
                SOUTH KOREA (0.1%)
                Utilities -Electric
   450          Korea Electric Power Corp. (ADR)  ...............................       9,281
                                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
               SPAIN (1.3%)
               Banks
1,100          Banco Bilbao Vizcaya  ...........................................    $ 46,187
  200          Banco Popular Espanol S.A.  .....................................      34,513
                                                                                 -------------
                                                                                      80,700
                                                                                 -------------
               Telecommunications
  500          Telefonica de Espana S.A. (ADR)  ................................      26,125
                                                                                 -------------
               Utilities -Electric
  700          Empresa Nacional de Electricidad S.A.  ..........................      40,914
                                                                                 -------------
               TOTAL SPAIN  ....................................................     147,739
                                                                                 -------------
               SWEDEN (1.6%)
               Automotive
1,400          Autoliv AB  .....................................................      39,921
                                                                                 -------------
               Business & Public Services
1,200          Assa Abloy AB (Series B)  .......................................      18,929
                                                                                 -------------
               Machinery
2,300          Kalmar Industries AB  ...........................................      45,176
                                                                                 -------------
               Pharmaceuticals
1,000          Astra AB (Series "A" Free)  .....................................      42,089
                                                                                 -------------
               Telecommunications
2,250          Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............      45,218
                                                                                 -------------
               TOTAL SWEDEN  ...................................................     191,333
                                                                                 -------------
               SWITZERLAND (0.6%)
               Pharmaceuticals
   30          Ciba-Geigy AG  ..................................................      35,614
   30          Sandoz AG (Series B)  ...........................................      33,283
                                                                                 -------------
               TOTAL SWITZERLAND  ..............................................      68,897
                                                                                 -------------
               UNITED KINGDOM (5.9%)
               Aerospace
8,300          Rolls-Royce PLC  ................................................      28,016
                                                                                 -------------
               Aerospace & Defense
2,437          British Aerospace PLC  ..........................................      35,178
2,900          Smiths Industries PLC  ..........................................      32,253
                                                                                 -------------
                                                                                      67,431
                                                                                 -------------
               Auto Parts
3,116          BBA Group PLC  ..................................................      14,153
                                                                                 -------------
               Banking
4,400          Lloyds TSB Group PLC  ...........................................    $ 23,681
1,970          National Westminster Bank PLC  ..................................      19,183
                                                                                 -------------
                                                                                      42,864
                                                                                 -------------
               Beverages
1,500          Bass PLC  .......................................................      18,269
2,000          Guinness PLC  ...................................................      14,311
                                                                                 -------------
                                                                                      32,580
                                                                                 -------------
               Broadcast Media
3,600          Flextech PLC*  ..................................................      26,543
                                                                                 -------------
               Building & Construction
5,571          Blue Circle Industries PLC  .....................................      31,370
                                                                                 -------------
               Business Services
1,400          Compass Group PLC  ..............................................      12,195
3,000          Reuters Holdings PLC  ...........................................      31,359
                                                                                 -------------
                                                                                      43,554
                                                                                 -------------
               Chemicals
4,000          Albright & Wilson PLC  ..........................................      11,200
                                                                                 -------------
               Consumer Products
2,000          Vendome Luxury Group PLC (Units)++  .............................      17,795
                                                                                 -------------
               Energy
5,378          British Petroleum Co. PLC  ......................................      48,687
2,800          Shell Transport & Trading Co. PLC  ..............................      40,178
                                                                                 -------------
                                                                                      88,865



                                                                                 -------------
               Food Processing
  600          Associated British Foods PLC  ...................................       3,714
                                                                                 -------------
               Insurance
2,723          General Accident PLC  ...........................................      26,473
3,798          Prudential Corp. PLC  ...........................................      25,640
5,441          Royal & Sun Alliance Insurance Group PLC  .......................      31,992
                                                                                 -------------
                                                                                      84,105
                                                                                 -------------
               Leisure
2,631          Granada Group PLC  ..............................................      32,924
                                                                                 -------------
               Pharmaceuticals
1,600          Glaxo Wellcome PLC  .............................................      22,262
5,070          Medeva PLC  .....................................................      19,322
                                                                                 -------------
                                                                                      41,584
                                                                                 -------------
               Retail
4,300          Next PLC  .......................................................      34,313
                                                                                 -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Telecommunications
4,000        British Telecommunications PLC  .................................   $   22,586
4,602        Securicor PLC  ..................................................       17,896
                                                                               -------------
                                                                                     40,482
                                                                               -------------
             Transportation
2,823        British Airways PLC  ............................................       23,054
                                                                               -------------
             Utilities
3,051        Thames Water PLC  ...............................................       25,532
                                                                               -------------
             TOTAL UNITED KINGDOM  ...........................................      690,079
                                                                               -------------
             UNITED STATES (22.5%)
             Aerospace
  990        Boeing Co.  .....................................................       87,615
                                                                               -------------
             Aircraft & Aerospace
2,320        Loral Space & Communications*  ..................................       32,770
                                                                               -------------
             Aluminum
1,650        Aluminum Co. of America  ........................................       95,700
                                                                               -------------
             Automotive
1,640        General Motors Corp.  ...........................................       79,950
                                                                               -------------
             Beverages -Soft Drinks
3,000        PepsiCo Inc.  ...................................................       94,875
                                                                               -------------
             Brokerage
1,740        Merrill Lynch & Co., Inc.  ......................................      105,052
                                                                               -------------
             Chemicals
1,200        Dow Chemical Co.  ...............................................       89,250
                                                                               -------------
             Computer Software
  780        Microsoft Corp.*  ...............................................       91,845
                                                                               -------------
             Computers - Peripheral Equipment
4,700        Teradyne, Inc.*  ................................................       63,450
                                                                               -------------
             Computers -Systems
1,760        Hewlett-Packard Co.  ............................................       77,440
1,500        Sun Microsystems, Inc.*  ........................................       81,750
                                                                               -------------
                                                                                    159,190
                                                                               -------------
             Electrical Equipment
1,640        Honeywell, Inc.  ................................................       86,920
                                                                               -------------
             Electronics - Semiconductors/Components
1,200        Intel Corp.  ....................................................       90,000
1,700        Texas Instruments Inc.  .........................................       73,525
                                                                               -------------
                                                                                    163,525
                                                                               -------------
             Entertainment
3,030        Carnival Corp. (Class A)  .......................................   $   81,431
                                                                               -------------
             Financial -Miscellaneous
3,600        Federal National Mortgage Assoc. ................................      114,300
                                                                               -------------
             Foods
1,750        General Mills, Inc.  ............................................       94,937
                                                                               -------------
             Gaming
2,200        Circus Circus Enterprises, Inc.*  ...............................       67,650
1,480        ITT Corp.*  .....................................................       83,990
                                                                               -------------
                                                                                    151,640
                                                                               -------------
             Oil Integrated -International
1,600        Chevron Corp.  ..................................................       92,600
1,100        Exxon Corp.  ....................................................       90,475
  830        Mobil Corp.  ....................................................       91,611
                                                                               -------------
                                                                                    274,686
                                                                               -------------
             Paper
2,300        Champion International Corp.  ...................................       97,175
                                                                               -------------
             Pharmaceuticals
1,850        American Home Products Corp.  ...................................      104,987
1,400        Pfizer, Inc.  ...................................................       97,825
                                                                               -------------
                                                                                    202,812
                                                                               -------------



             Restaurants
1,860        McDonald's Corp.  ...............................................       86,258
                                                                               -------------
             Retail
1,900        May Department Stores Co.  ......................................       85,263
3,220        Payless ShoeSource, Inc.*  ......................................      104,248
                                                                               -------------
                                                                                    189,511
                                                                               -------------
             Tobacco
1,000        Philip Morris Companies, Inc.  ..................................      104,625
                                                                               -------------
             Transportation
1,300        Conrail, Inc.  ..................................................       85,150
                                                                               -------------
             TOTAL UNITED STATES  ............................................    2,632,667
                                                                               -------------
             VENEZUELA (0.1%)
             Steel & Iron
3,000        Siderurgica Venezolana Sivens S.A. de C.V. (ADR)  ...............        9,150
                                                                               -------------
             TOTAL COMMON AND PREFERRED STOCKS
             (Identified Cost $10,507,747)  ..................................   11,079,031
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
---------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (5.7%)
              U.S. GOVERNMENT AGENCY (a) (4.3%)
$ 500         Federal Home Loan Mortgage Corp. 5.22% due 08/12/96  ............    $499,203
                                                                                -------------
              REPURCHASE AGREEMENT (1.4%)
  161         The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
              proceeds $160,672; collateralized by $191,570 Federal Home Loan
              Mortgage Corp. 6.50% due 12/15/23 valued at $163,859)
              (Identified Cost $160,646)  .....................................     160,646
                                                                                -------------
              TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $659,849)  .....................................     659,849
                                                                                -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $11,167,596) (b)    100.5%    11,738,880
LIABILITIES IN EXCESS OF
OTHER ASSETS .....................    (0.5)       (53,637)
                                     ------  ------------
NET ASSETS .......................   100.0%   $11,685,243
                                     ======  ============

------------

   ADR  American Depository Receipt.

   GDR  Global Depository Receipt.

   *    Non-income producing security.

   **   Resale is restricted to qualified institutional investors.

   ++ Consists of more than one class of securities traded together as a unit; generally stocks with attached warrants.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $11,181,345; the aggregate gross unrealized appreciation is $891,541 and the aggregate gross unrealized depreciation is $334,006, resulting in net unrealized appreciation of $557,535.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1996:

  CONTRACTS TO                       DELIVERY     UNREALIZED
     RECEIVE      IN EXCHANGE FOR      DATE      DEPRECIATION
---------------  ----------------  ----------  --------------
$         22,787    ARS    22,798    08/02/96        $(12)
DKK       82,729    $      14,546    08/02/96          (1)
pounds
 sterling 14,529    $      22,651    08/06/96         (50)
                                               --------------
Total unrealized depreciation................        $(63)
                                               ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
SUMMARY OF INVESTMENTS July 31, 1996

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
------------------------------  -------------  ------------
Aerospace .....................   $   115,631        1.0%
Aerospace & Defense ...........        67,431        0.6
Aircraft & Aerospace ..........        32,770        0.3
Aluminum ......................       105,825        0.9
Apparel .......................        31,239        0.3
Appliances & Household
 Durables .....................        26,260        0.2
Auto Parts ....................        14,153        0.1
Automotive ....................       279,113        2.4
Banking .......................       799,591        6.8
Banks .........................        80,700        0.7
Beverages .....................        32,580        0.3
Beverages -Soft Drinks ........        94,875        0.8
Brewery .......................        33,408        0.3
Broadcast Media ...............        50,042        0.4
Brokerage .....................       105,052        0.9
Building & Construction  ......       301,675        2.6
Building Materials ............       163,188        1.4
Business & Public Services  ...        90,983        0.8
Business Services .............       254,549        2.2
Chemicals .....................       365,295        3.1
Computer Software .............       145,965        1.2
Computers -Peripheral
 Equipment ....................        63,450        0.5
Computers -Systems ............       159,190        1.4
Conglomerates .................       143,419        1.2
Consumer Products .............        97,570        0.8
Electrical Equipment ..........        86,920        0.7
Electronics ...................       352,556        3.0
Electronics -Semiconductors/
 Components ...................       393,020        3.4
Energy ........................       255,046        2.2
Engineering & Construction  ...        57,903        0.5
Entertainment .................       120,512        1.0
Financial -Miscellaneous  .....       114,300        1.0
Financial Services ............       249,247        2.1
Food Processing ...............        11,813        0.1
Foods .........................   $    94,937        0.8%
Foods & Beverages .............       135,605        1.2
Forest Products, Paper &
 Packaging ....................        24,375        0.2
Furniture .....................        37,938        0.3
Gaming ........................       151,640        1.3
Hotels ........................        57,467        0.5
Insurance .....................       275,047        2.4
International Trade ...........       177,865        1.5
Leisure .......................       102,961        0.9
Machine Tools .................        84,551        0.7
Machinery .....................       366,371        3.1
Machinery -Diversfied .........        37,871        0.3
Manufacturing .................        99,545        0.9
Manufacturing -Diversified  ...        35,891        0.3
Metals & Mining ...............       229,994        2.0
Natural Gas ...................        19,541        0.2
Oil Integrated -International         274,686        2.4
Paper .........................        97,175        0.8
Pharmaceuticals ...............       593,343        5.1
Publishing ....................       163,281        1.4
Real Estate ...................       290,647        2.5
Repurchase Agreement ..........       160,646        1.4
Restaurants ...................       151,801        1.3
Retail ........................       551,641        4.7
Steel .........................        29,437        0.2
Steel & Iron ..................       139,901        1.2
Supermarkets ..................        35,500        0.3
Telecommunications ............       705,711        6.0
Textiles -Apparel .............       111,236        1.0
Tobacco .......................       148,216        1.3
Transportation ................       430,115        3.7
U.S. Government Agency ........       499,203        4.3
Utilities .....................        25,532        0.2
Utilities -Electric ...........       103,939        0.9
                                -------------  ------------
                                  $11,738,880      100.5%
                                =============  ============




                                          PERCENT OF
TYPE OF INVESTMENT            VALUE       NET ASSETS
-----------------------  -------------  ------------
Common Stocks ..........   $11,036,145       94.4%
Preferred Stocks .......        42,886        0.4
Short-Term Investments         659,849        5.7
                         -------------  ------------
                           $11,738,880      100.5%
                         =============  ============

DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (51.8%)
             Aluminum (0.5%)
 1,600       Aluminum Co. of America  ........................................   $  92,800
                                                                               -------------
             Appliances & Household Durables (1.3%)
11,000       Maytag Corp.  ...................................................     220,000
                                                                               -------------
             Automotive (2.4%)
 8,000       Chrysler Corp.  .................................................     227,000
 3,500       Ford Motor Co.  .................................................     113,750
 1,600       General Motors Corp.  ...........................................      78,000
                                                                               -------------
                                                                                   418,750
                                                                               -------------
             Banks -Money Center (0.5%)
 1,000       Citicorp  .......................................................      81,875
                                                                               -------------
             Banks -Regional (0.4%)
   330       Wells Fargo & Co.  ..............................................      76,849
                                                                               -------------
             Beverages -Soft Drinks (0.6%)
 3,400       PepsiCo Inc.  ...................................................     107,525
                                                                               -------------
             Biotechnology (0.4%)
   900       Chiron Corp.*  ..................................................      78,750
                                                                               -------------
             Broadcast Media (0.9%)
 9,400       U.S. West Media Group*  .........................................     162,150
                                                                               -------------
             Brokerage (0.9%)
 1,350       Merrill Lynch & Co., Inc.  ......................................      81,506
 1,600       Morgan Stanley Group, Inc.  .....................................      78,000
                                                                               -------------
                                                                                   159,506
                                                                               -------------
             Business Systems (0.5%)
 1,630       Electronic Data Systems Corp.  ..................................      86,186
                                                                               -------------
             Chemicals (1.2%)
 1,250       Dow Chemical Co.  ...............................................      92,969
 3,750       Monsanto Co.  ...................................................     117,187
                                                                               -------------
                                                                                   210,156
                                                                               -------------
             Chemicals -Specialty (0.5%)
 2,600       Georgia Gulf Corp.  .............................................      79,950
                                                                               -------------
             Communications -Equipment &
             Software (1.0%)
 1,840       Cisco Systems, Inc.*  ...........................................      95,220
 1,900       Newbridge Networks Corp.* (Canada)  .............................      82,650
                                                                               -------------
                                                                                   177,870
                                                                               -------------
             Computer Equipment (0.4%)
 1,360       Seagate Technology, Inc.*  ......................................      65,790
                                                                               -------------
             Computer Services (0.7%)
 2,300       Diebold, Inc.  ..................................................     125,925
                                                                               -------------
             Computer Software (1.6%)
 1,430       Intuit, Inc.*  ..................................................    $ 50,050
   900       Microsoft Corp.*  ...............................................     105,975
 3,150       Oracle Corp.*  ..................................................     122,850
                                                                               -------------
                                                                                   278,875
                                                                               -------------
             Computers (1.7%)
 2,600       Dell Computer Corp.*  ...........................................     143,975
 3,900       Gateway 2000, Inc.*  ............................................     156,000
                                                                               -------------
                                                                                   299,975
                                                                               -------------
             Computers -Systems (1.6%)
 2,200       Hewlett-Packard Co.  ............................................      96,800
   900       International Business Machines Corp.  ..........................      97,087
 1,650       Sun Microsystems, Inc.*  ........................................      89,925
                                                                               -------------
                                                                                   283,812
                                                                               -------------
             Conglomerates (1.2%)
 2,580       General Electric Co.  ...........................................     212,527
                                                                               -------------
             Drugs & Healthcare (0.5%)
 1,800       Abbott Laboratories  ............................................      79,200



                                                                               -------------
             Electrical Equipment (1.9%)
 2,410       Emerson Electric Co.  ...........................................     203,344
 1,900       Sony Corp. (ADR) (Japan)  .......................................     121,600
                                                                               -------------
                                                                                   324,944
                                                                               -------------
             Electronics -
             Semiconductors/Components (1.3%)
 3,000       Intel Corp.  ....................................................     225,000
                                                                               -------------
             Entertainment (1.5%)
10,000       Carnival Corp. (Class A)  .......................................     268,750
                                                                               -------------
             Financial -Miscellaneous (1.7%)
 5,000       American Express Co.  ...........................................     218,750
 2,600       Federal National Mortgage Assoc.  ...............................      82,550
                                                                               -------------
                                                                                   301,300
                                                                               -------------
             Foods (2.2%)
 1,430       Campbell Soup Co.  ..............................................      97,061
 1,260       General Mills, Inc.  ............................................      68,355
 7,000       Quaker Oats Company (The)  ......................................     224,000
                                                                               -------------
                                                                                   389,416
                                                                               -------------
             Gaming (1.2%)
 7,000       Circus Circus Enterprises, Inc.*  ...............................     215,250
                                                                               -------------
             Hardware & Tools (1.3%)
 6,000       Black & Decker Corp.  ...........................................     220,500
                                                                               -------------

                      SEE NOTES TO FINANCIAL STATEMENTS






DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
              Healthcare -Miscellaneous (2.2%)
11,200        Humana, Inc.*  ..................................................   $  187,600
 3,000        PacifiCare Health Systems (Class B)*  ...........................      202,500
                                                                                -------------
                                                                                     390,100
                                                                                -------------
              Household Products (1.8%)
 1,300        Procter & Gamble Co.  ...........................................      116,187
 4,800        Tupperware Corp.  ...............................................      205,200
                                                                                -------------
                                                                                     321,387
                                                                                -------------
              Manufacturing -Diversified (1.2%)
 3,905        Honeywell, Inc.  ................................................      206,965
                                                                                -------------
              Office Equipment & Supplies (1.3%)
 5,000        Alco Standard Corp.  ............................................      218,750
                                                                                -------------
              Oil Drilling & Services (0.6%)
 1,350        Schlumberger, Ltd.  .............................................      108,000
                                                                                -------------
              Oil Integrated -International (2.7%)
 2,070        Chevron Corp.  ..................................................      119,801
 1,400        Exxon Corp.  ....................................................      115,150
 1,000        Mobil Corp.  ....................................................      110,375
 1,500        Texaco, Inc.  ...................................................      127,500
                                                                                -------------
                                                                                     472,826
                                                                                -------------
              Paper (0.5%)
 2,100        Champion International Corp.  ...................................       88,725
                                                                                -------------
              Pharmaceuticals (1.4%)
 2,400        American Home Products Corp.  ...................................      136,200
 2,200        Johnson & Johnson  ..............................................      105,050
                                                                                -------------
                                                                                     241,250
                                                                                -------------
              Railroads (1.2%)
 1,400        Conrail, Inc.  ..................................................       91,700
 2,300        CSX Corp.  ......................................................      110,975
                                                                                -------------
                                                                                     202,675
                                                                                -------------
              Retail -Department Stores (0.7%)
 4,200        Dayton-Hudson Corp.  ............................................      127,050
                                                                                -------------
              Retail -Specialty (3.1%)
10,000        Bed Bath & Beyond, Inc.*  .......................................      218,750
 2,300        Home Depot, Inc.  ...............................................      116,150
 9,500        Pier 1 Imports, Inc.  ...........................................      160,313
 2,400        Price/Costco, Inc.*  ............................................       48,900
                                                                                -------------
                                                                                     544,113
                                                                                -------------
              Retail -Specialty Apparel (0.7%)
 4,400        Gap, Inc.  ......................................................      130,900
                                                                                -------------
              Savings & Loan Associations (0.9%)
 1,500        Golden West Financial Corp.  ....................................   $   83,250
 4,200        Roosevelt Financial Group, Inc.  ................................       67,200
                                                                                -------------
                                                                                     150,450
                                                                                -------------
              Shoes (0.9%)
 1,500        Nike, Inc. (Class B)  ...........................................      154,313
                                                                                -------------
              Steel & Iron (0.4%)
 4,300        Inland Steel Industries, Inc.  ..................................       74,713
                                                                                -------------
              Textiles -Apparel Manufacturers (0.7%)
 3,500        Liz Claiborne, Inc.  ............................................      114,188
                                                                                -------------
              Tobacco (1.6%)
 6,000        Dimon, Inc.  ....................................................      113,250
 1,630        Philip Morris Companies, Inc.  ..................................      170,539
                                                                                -------------
                                                                                     283,789
                                                                                -------------
              TOTAL COMMON STOCKS (Identified Cost $8,112,422)  ...............    9,073,825
                                                                                -------------
              PREFERRED STOCK (0.1%)
              Insurance
   172        Aetna Inc. (Class C) (Conv.) $1.48 (Identified Cost $11,244)  ...       10,772
                                                                                -------------




  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                                         VALUE
 --------------------------------------------------------------------------------------------
              CORPORATE BONDS (3.7%)
              Automotive -Finance (0.1%)
 $  15        Ford Capital BV 9.375% due 05/15/01 (Netherlands)  ..............     16,381
                                                                                -------------
              Banks (0.6%)
    50        CoreStates Financial Corp. 9.625% due 02/15/01  .................     54,971
    50        First Nationwide Bank 10.00% due 10/01/06  ......................     55,564
                                                                                -------------
                                                                                   110,535
                                                                                -------------
              Brokerage (0.3%)
    50        Paine Webber Group, Inc. 8.25% due 05/01/02  ....................     51,680
                                                                                -------------
              Financial Services (0.6%)
    50        Conseco, Inc. 10.50% due 12/15/04  ..............................     57,013
    50        RHG Finance Corp. 8.875% due 10/01/05  ..........................     51,486
                                                                                -------------
                                                                                   108,499
                                                                                -------------
                      SEE NOTES TO FINANCIAL STATEMENTS







DEAN WITTER RETIREMENT SERIES -STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1996, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             Hospital Management (0.3%)
$ 50         Columbia/HCA Healthcare Corp. 7.50% due 11/15/95  ...............   $   47,125
                                                                               -------------
             Industrials (0.6%)
  50         Lockheed Martin Corp. 7.70% due 06/15/08  .......................       50,966
  50         WMX Technologies Inc. 7.10% due 08/01/26  .......................       50,313
                                                                               -------------
                                                                                    101,279
                                                                               -------------
             Oil -Domestic (0.7%)
  50         Occidental Petroleum Corp. 11.125% due 08/01/10  ................       64,005
  50         Pennzoil Co. 10.125% due 11/15/09  ..............................       58,808
                                                                               -------------
                                                                                    122,813
                                                                               -------------
             Steel & Iron (0.1%)
  10         Pohang Iron & Steel Co., Ltd. 7.50% due 08/01/02 (South Korea)  .       10,062
                                                                               -------------
             Utilities -Electric (0.4%)
  20         Long Island Lighting Co. 6.25% due 07/15/01  ....................       18,313
  50         Niagara Mohawk Power Corp. 9.25% due 10/01/01  ..................       49,194
                                                                               -------------
                                                                                     67,507
                                                                               -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $645,507)  .....................................      635,881
                                                                               -------------
             U.S. GOVERNMENT OBLIGATIONS (31.8%)
 100         U.S. Treasury Bond 6.25% due 08/15/23  ..........................       90,031
 150         U.S. Treasury Bond 7.625% due 02/15/25  .........................      160,453
 465         U.S. Treasury Bond 6.875% due 08/15/25  .........................      456,499
 175         U.S. Treasury Note 6.50% due 05/15/97  ..........................      175,820
 400         U.S. Treasury Note 6.00% due 08/31/97  ..........................      399,938
  50         U.S. Treasury Note 6.375% due 01/15/99  .........................       50,070
 360         U.S. Treasury Note 6.875% due 08/31/99  .........................      364,331
  25         U.S. Treasury Note 7.875% due 11/15/99  .........................       26,031
 800         U.S. Treasury Note 7.75% due 12/31/99  ..........................      831,250
 300         U.S. Treasury Note 6.75% due 04/30/00  ..........................      302,391
$505         U.S. Treasury Note 5.625% due 11/30/00  .........................   $  487,798
 400         U.S. Treasury Note 5.75% due 08/15/03  ..........................      379,250
 640         U.S. Treasury Note 7.25% due 05/15/04  ..........................      659,900
 400         U.S. Treasury Note 7.25% due 08/15/04  ..........................      412,375
 350         U.S. Treasury Note 7.50% due 02/15/05  ..........................      366,516
 415         U.S. Treasury Note 6.50% due 05/15/05  ..........................      407,738
                                                                               -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $5,627,359)  ...................................    5,570,391
                                                                               -------------
             SHORT-TERM INVESTMENTS (26.0%)
             U.S. GOVERNMENT AGENCY (a) (22.5%)
3,930        Federal Home Loan Banks 5.62% due 08/01/96  .....................    3,930,000
                                                                               -------------
             REPURCHASE AGREEMENT (3.5%)
 623         The Bank of New York 5.75% due 08/01/96 (dated 07/31/96;
             proceeds $623,580; collateralized by $739,303 Federal Mortgage
             Acceptance Corp. 7.00% due 04/01/24 valued at $635,950)
             (Identified Cost $623,480)  .....................................      623,480
                                                                               -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $4,553,480)  ...................................    4,553,480
                                                                               -------------

 TOTAL INVESTMENTS
(IDENTIFIED COST $18,950,012) (b)     113.4%     19,844,349
LIABILITIES IN EXCESS OF
OTHER ASSETS ......................   (13.4)     (2,348,643)
                                    --------  -------------
NET ASSETS ........................   100.0%    $17,495,706
                                    ========  =============




------------

  ADR   American Depository Receipt.

   *    Non-income producing security.

   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

   (b) The aggregate cost for federal income tax purposes is $18,957,709; the aggregate gross unrealized appreciation is $1,124,563 and the aggregate gross unrealized depreciation is $237,923, resulting in net unrealized appreciation of $886,640.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 1996

                                                                                                     INTERMEDIATE
                                                                  U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME
                                                   LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES
-----------------------------------------------  --------------  ---------------  ---------------  --------------
ASSETS:
Investments in securities, at value *  .........   $43,750,285      $6,628,215       $8,614,965       $4,050,764
Cash ...........................................         4,083           4,992           50,172           38,178
Receivable for:
 Investments sold ..............................        --              --              500,625           --
 Shares of beneficial interest sold ............        24,087             975           25,052            2,734
 Dividends .....................................        --              --               --               --
 Interest ......................................        59,564          --               64,811           92,846
 Foreign withholding taxes reclaimed ...........        --              --               --               --
Prepaid expenses and other assets ..............        11,778             885            3,121            1,109
Deferred organizational expenses ...............         3,849           4,004            3,918            3,916
Receivable from affiliate ......................        12,943          17,549           11,011           10,391
                                                 --------------  ---------------  ---------------  --------------
 TOTAL ASSETS ..................................    43,866,589       6,656,620        9,273,675        4,199,938
                                                 --------------  ---------------  ---------------  --------------
LIABILITIES:
Payable for:
 Investments purchased .........................        --              --              499,790           --
 Shares of beneficial interest repurchased  ....     1,071,341             217           92,565            3,601
 Dividends to shareholders .....................        --              --                2,534            1,324
 Investment management fees ....................        19,133          --               --               --
Accrued expenses and other payables ............        18,036          23,030           22,479           17,791
Organizational expenses payable ................         5,441           5,596            5,494            5,506
                                                 --------------  ---------------  ---------------  --------------
 TOTAL LIABILITIES .............................     1,113,951          28,843          622,862           28,222
                                                 --------------  ---------------  ---------------  --------------
NET ASSETS:
Paid-in-capital ................................    42,752,596       6,627,775        8,862,015        4,319,568
Accumulated undistributed net investment income             42               2               24           --
Accumulated undistributed net realized gain
 (accumulated net realized loss) ...............        --              --               16,402          (28,812)
Net unrealized appreciation (depreciation)  ....        --              --             (227,628)        (119,040)
                                                 --------------  ---------------  ---------------  --------------
 NET ASSETS ....................................   $42,752,638      $6,627,777       $8,650,813       $4,171,716
                                                 ==============  ===============  ===============  ==============
*IDENTIFIED COST ...............................   $43,750,285      $6,628,215       $8,842,593       $4,169,804
                                                 ==============  ===============  ===============  ==============
 SHARES OF BENEFICIAL INTEREST OUTSTANDING  ....    42,752,596       6,627,774          901,751          443,442
                                                 ==============  ===============  ===============  ==============
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par
 value) ........................................        $1.00            $1.00            $9.59            $9.41
                                                 ==============  ===============  ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

   AMERICAN       CAPITAL       DIVIDEND
     VALUE         GROWTH        GROWTH       UTILITIES
-------------  ------------  -------------  ------------
 $41,348,703     $2,081,754    $70,144,312    $7,511,813
      27,710          2,111         22,815        78,945

   1,170,642         --             54,036        --
      87,588          7,544        118,156        13,594
      13,020          1,501        104,192        22,587
     ---             --             --               167
         201         --             --               662
       5,836          3,305          8,216         1,637
       4,096          4,096          3,910         3,918
       3,173          6,729          2,874         6,107
-------------  ------------  -------------  ------------
  42,660,969      2,107,040     70,458,511     7,639,430
-------------  ------------  -------------  ------------

   2,241,377         37,443        500,879        --
      52,339         60,052        121,898        21,732
     ---             --             --            --
       9,649         --             27,046         1,375
      30,553         16,005         40,575        17,517
       5,687          5,687          5,501         5,509
-------------  ------------  -------------  ------------
   2,339,605        119,187        695,899        46,133
-------------  ------------  -------------  ------------

  36,475,819      1,852,813     60,289,273     7,087,008
      93,984          2,106        350,190        33,362

   2,674,518         24,770      1,822,225      (131,379)
   1,077,043        108,164      7,300,924       604,306
-------------  ------------  -------------  ------------
 $40,321,364     $1,987,853    $69,762,612    $7,593,297
=============  ============  =============  ============
 $40,271,697     $1,973,590    $62,843,388    $6,907,507
=============  ============  =============  ============
   3,082,783        157,685      4,773,848       643,891
=============  ============  =============  ============

      $13.08         $12.61         $14.61        $11.79
=============  ============  =============  ============




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

   VALUE-ADDED
     MARKET      GLOBAL EQUITY   STRATEGIST
 -------------  -------------  -------------
   $21,098,236    $11,738,880    $19,844,349
        --             --             --

       129,911         30,790        401,453
        25,310         20,722         30,357
        21,446          9,106          5,836
           138             26        127,954
        --              4,683            144
         5,037          4,435          1,482
         4,096          3,918          3,910
         6,301         13,744          3,163
 -------------  -------------  -------------
    21,290,475     11,826,304     20,418,648
 -------------  -------------  -------------

       874,348         90,260      2,867,298
         3,225         16,066         21,499
        --             --             --
         8,370          1,924          6,553
        19,610         27,302         22,091
         5,687          5,509          5,501
 -------------  -------------  -------------
       911,240        141,061      2,922,942
 -------------  -------------  -------------

    17,893,631     10,700,702     15,790,823
       172,103         49,495        174,703

       147,779        363,465        635,843
     2,165,722        571,581        894,337
 -------------  -------------  -------------
   $20,379,235    $11,685,243    $17,495,706
 =============  =============  =============
   $18,932,514    $11,167,596    $18,950,012
 =============  =============  =============
     1,463,322        990,721      1,388,256
 =============  =============  =============

        $13.93         $11.79         $12.60
 =============  =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1996

                                                                                                           INTERMEDIATE
                                                                        U.S. GOVERNMENT  U.S. GOVERNMENT      INCOME
                                                         LIQUID ASSET    MONEY MARKET      SECURITIES       SECURITIES
-----------------------------------------------------  --------------  ---------------  ---------------  --------------
NET INVESTMENT INCOME:
INCOME
Interest .............................................    $3,628,008       $778,612         $ 484,486       $ 245,172
Dividends ............................................        --              --                --              --
Dividends from affiliate (Note 3) ....................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL INCOME .......................................     3,628,008        778,612           484,486         245,172
                                                       --------------  ---------------  ---------------  --------------
EXPENSES
Investment management fees ...........................       318,178         69,837            50,913          24,158
Transfer agent fees and expenses .....................        34,188          6,087            28,515           5,087
Shareholder reports and notices ......................        27,803          8,061             5,254           2,329
Professional fees ....................................        17,134         15,533            17,898          13,856
Trustees' fees and expenses ..........................         1,243            913             1,278             103
Registration fees ....................................         6,388          9,432             6,948           6,599
Custodian fees .......................................         1,062            725               192             261
Organizational expenses ..............................         2,734          2,734             2,734           2,734
Other ................................................         2,131          1,380             2,583           3,684
                                                       --------------  ---------------  ---------------  --------------
  TOTAL EXPENSES BEFORE AMOUNTS WAIVED/REIMBURSED ....       410,861        114,702           116,315          58,811
  LESS: AMOUNTS WAIVED/REIMBURSED  ...................      (198,909)       (63,212)          (66,766)        (32,131)
                                                       --------------  ---------------  ---------------  --------------
  TOTAL EXPENSES AFTER AMOUNTS WAIVED/REIMBURSED . ...       211,952         51,490            49,549          26,680
                                                       --------------  ---------------  ---------------  --------------
  NET INVESTMENT INCOME  .............................     3,416,056        727,122           434,937         218,492
                                                       --------------  ---------------  ---------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments ........................................        --              --               18,226         (27,045)
  Foreign exchange transactions ......................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL GAIN (LOSS) ..................................        --              --               18,226         (27,045)
                                                       --------------  ---------------  ---------------  --------------
Net change in unrealized appreciation/depreciation
 on:
  Investments ........................................        --              --             (149,772)       (116,038)
  Translation of forward foreign currency
   contracts, other assets and liabilities
   denominated in foreign currencies .................        --              --                --              --
                                                       --------------  ---------------  ---------------  --------------
  TOTAL APPRECIATION (DEPRECIATION) ..................        --              --             (149,772)       (116,038)
                                                       --------------  ---------------  ---------------  --------------
  NET GAIN (LOSS) ....................................        --              --             (131,546)       (143,083)
                                                       --------------  ---------------  ---------------  --------------
NET INCREASE .........................................    $3,416,056       $727,122         $ 303,391       $  75,409
                                                       ==============  ===============  ===============  ==============

------------

   *  Net of $1,671, $21, $6,310, $4,768, $1,074, $12,960 and $11 foreign withholding tax, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

   AMERICAN      CAPITAL      DIVIDEND                  VALUE-ADDED     GLOBAL
     VALUE        GROWTH       GROWTH      UTILITIES      MARKET        EQUITY     STRATEGIST
-------------  ----------  ------------  -----------  -------------  ----------  ------------
 $   203,082     $  1,783   $    44,648    $  31,187    $   52,053    $  22,357    $  253,093
     251,988*      15,856*    1,520,953*     213,902*      360,926*     122,604*      101,344*
      --            --           --            --              476        --           --
-------------  ----------  ------------  -----------  -------------  ----------  ------------
     455,070       17,639     1,565,601      245,089       413,455      144,961       354,437
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     273,275       11,858       382,200       48,060        87,508       91,939        85,382
      55,485        3,271        64,036       15,021        11,953       30,935        34,726
      18,837          330        31,429        5,512        10,311        6,621         8,804
      18,618       16,578        15,625       17,989        16,817       15,832        17,933
         782           86         1,202          323           683          247           547
       7,585        3,213        12,172        5,799         3,723        2,382         8,476
         364           92           311          280           490        1,435           476
       2,734        2,734         2,734        2,734         2,734        2,734         2,734
       2,290        1,411         2,294        1,462         1,472        7,062         2,493
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     379,970       39,573       512,003       97,180       135,691      159,187       161,571

    (169,504)     (28,933)     (191,391)     (57,201)      (53,608)     (98,757)      (94,804)
-------------  ----------  ------------  -----------  -------------  ----------  ------------

     210,466       10,640       320,612       39,979        82,083       60,430        66,767
-------------  ----------  ------------  -----------  -------------  ----------  ------------
     244,604        6,999     1,244,989      205,110       331,372       84,531       287,670
-------------  ----------  ------------  -----------  -------------  ----------  ------------

   4,355,860       31,476     2,317,010      (13,965)      186,832      435,387       730,868
      --            --           --            --           --             (592)       --
-------------  ----------  ------------  -----------  -------------  ----------  ------------

   4,355,860       31,476     2,317,010      (13,965)      186,832      434,795       730,868
-------------  ----------  ------------  -----------  -------------  ----------  ------------

  (2,487,504)      45,817     2,701,826      257,350     1,044,025       47,341       291,438

          37        --           --            --           --              150        --
-------------  ----------  ------------  -----------  -------------  ----------  ------------

  (2,487,467)      45,817     2,701,826      257,350     1,044,025       47,491       291,438
-------------  ----------  ------------  -----------  -------------  ----------  ------------
   1,868,393       77,293     5,018,836      243,385     1,230,857      482,286     1,022,306
-------------  ----------  ------------  -----------  -------------  ----------  ------------
 $ 2,112,997     $ 84,292   $ 6,263,825    $ 448,495    $1,562,229    $ 566,817    $1,309,976
=============  ==========  ============  ===========  =============  ==========  ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JULY 31,

                                                                                                    U.S. GOVERNMENT
                                                                 LIQUID ASSET                         MONEY MARKET
                                                       -------------------------------  --------------------------------------
                                                             1996             1995            1996                1995
-----------------------------------------------------  ---------------  --------------  --------------  ----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................   $   3,416,056    $    518,526    $    727,122        $    83,800
Net realized gain (loss) .............................         --              --              --                  --
Net change in unrealized appreciation/depreciation  ..         --              --              --                  --
                                                       ---------------  --------------  --------------  ----------------------
  NET INCREASE .......................................       3,416,056         518,526         727,122             83,800
                                                       ---------------  --------------  --------------  ----------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income ................................      (3,416,043)       (518,501)       (727,125)           (83,795)
Net realized gain ....................................         --              --              --                  --
                                                       ---------------  --------------  --------------  ----------------------
  TOTAL ..............................................      (3,416,043)       (518,501)       (727,125)           (83,795)
                                                       ---------------  --------------  --------------  ----------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ..............................     177,956,895      51,847,905      27,880,399         11,309,909
Reinvestment of dividends and distributions  .........       3,416,043         518,501         727,125             83,795
Cost of shares repurchased ...........................    (174,251,486)    (18,259,628)    (32,674,558)        (1,253,703)
                                                       ---------------  --------------  --------------  ----------------------
  NET INCREASE (DECREASE) ............................       7,121,452      34,106,778      (4,067,034)        10,140,001
                                                       ---------------  --------------  --------------  ----------------------
  TOTAL INCREASE (DECREASE) ..........................       7,121,465      34,106,803      (4,067,037)        10,140,006
NET ASSETS:
Beginning of period ..................................      35,631,173       1,524,370      10,694,814            554,808
                                                       ---------------  --------------  --------------  ----------------------
  END OF PERIOD ......................................   $  42,752,638    $ 35,631,173    $  6,627,777        $10,694,814
                                                       ===============  ==============  ==============  ======================
UNDISTRIBUTED NET INVESTMENT INCOME ..................   $          42    $         29    $          2        $         5
                                                       ===============  ==============  ==============  ======================
SHARES ISSUED AND REPURCHASED:
Sold .................................................     177,956,895      51,847,905      27,880,399         11,309,909
Issued in reinvestment of dividends and distributions        3,416,043         518,501         727,125             83,795
Repurchased ..........................................    (174,251,486)    (18,259,628)    (32,674,558)        (1,253,703)
                                                       ---------------  --------------  --------------  ----------------------
NET INCREASE (DECREASE) ..............................       7,121,452      34,106,778      (4,067,034)        10,140,001
                                                       ===============  ==============  ==============  ======================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

    U.S. GOVERNMENT              INTERMEDIATE INCOME
       SECURITIES                    SECURITIES                   AMERICAN VALUE                    CAPITAL GROWTH
----------------------------  --------------------------  ----------------------------  -------------------------------------
     1996           1995           1996          1995          1996           1995           1996               1995
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
 $   434,937     $   199,657    $   218,492    $  40,524    $   244,604    $   240,274    $    6,999          $  5,040
      18,226          (1,820)       (27,045)       3,997      4,355,860      1,027,331        31,476               924
    (149,772)         48,200       (116,038)      12,308     (2,487,467)     3,493,914        45,817            67,202
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
     303,391         246,037         75,409       56,829      2,112,997      4,761,519        84,292            73,166
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

    (434,913)       (200,544)      (218,918)     (40,260)      (299,827)      (138,219)       (8,566)           (3,260)
      --              --             (4,854)       --        (2,309,181)        (1,962)       (4,860)            --
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
    (434,913)       (200,544)      (223,772)     (40,260)    (2,609,008)      (140,181)      (13,426)           (3,260)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

   9,509,649       2,981,288      4,840,703      601,204     21,806,112     13,053,502     1,518,128           419,996
     433,619         190,802        217,069       39,011      2,602,757        136,829        13,426             3,185
  (5,369,758)     (1,962,783)    (1,731,472)    (123,468)    (6,172,981)    (2,070,877)     (292,073)          (30,293)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
   4,573,510       1,209,307      3,326,300      516,747     18,235,888     11,119,454     1,239,481           392,888
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------

   4,441,988       1,254,800      3,177,937      533,316     17,739,877     15,740,792     1,310,347           462,794

   4,208,825       2,954,025        993,779      460,463     22,581,487      6,840,695       677,506           214,712
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
 $ 8,650,813     $ 4,208,825    $ 4,171,716    $ 993,779    $40,321,364    $22,581,487    $1,987,853          $677,506
=============  =============  =============  ===========  =============  =============  ============  =======================
 $        24         $ --           $ --       $     426    $    93,984    $   149,207    $    2,106          $  3,673
=============  =============  =============  ===========  =============  =============  ============  =======================

     971,490         312,897        499,259       63,283      1,603,955      1,204,547       119,028            40,391
      44,420          20,021         22,618        4,153        203,340         13,574         1,087               335
    (547,637)       (208,493)      (181,670)     (13,120)      (447,666)      (184,040)      (23,095)           (2,856)
-------------  -------------  -------------  -----------  -------------  -------------  ------------  -----------------------
     468,273         124,425        340,207       54,316      1,359,629      1,034,081        97,020            37,870
=============  =============  =============  ===========  =============  =============  ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                               DIVIDEND GROWTH                        UTILITIES
                                                        ----------------------------  ----------------------------------------
                                                             1996           1995           1996                 1995
------------------------------------------------------  -------------  -------------  -------------  -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $ 1,244,989    $   832,540    $   205,110          $   178,226
Net realized gain (loss) ..............................     2,317,010        160,385        (13,965)            (111,170)
Net change in unrealized appreciation/depreciation  ...     2,701,826      4,782,860        257,350              449,814
                                                        -------------  -------------  -------------  -------------------------
  NET INCREASE ........................................     6,263,825      5,775,785        448,495              516,870
                                                        -------------  -------------  -------------  -------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................    (1,199,564)      (622,946)      (230,987)            (148,664)
Net realized gain .....................................      (590,466)      (202,526)        --                   (7,657)
                                                        -------------  -------------  -------------  -------------------------
  TOTAL ...............................................    (1,790,030)      (825,472)      (230,987)            (156,321)
                                                        -------------  -------------  -------------  -------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales ...............................    36,503,267     22,705,910      3,456,194            2,925,355
Reinvestment of dividends and distributions  ..........     1,779,713        787,071        227,657              153,082
Cost of shares repurchased ............................    (8,398,184)    (5,860,692)    (1,687,882)          (1,918,748)
                                                        -------------  -------------  -------------  -------------------------
  NET INCREASE (DECREASE) .............................    29,884,796     17,632,289      1,995,969            1,159,689
                                                        -------------  -------------  -------------  -------------------------
  TOTAL INCREASE (DECREASE) ...........................    34,358,591     22,582,602      2,213,477            1,520,238
NET ASSETS:
Beginning of period ...................................    35,404,021     12,821,419      5,379,820            3,859,582
                                                        -------------  -------------  -------------  -------------------------
  END OF PERIOD .......................................   $69,762,612    $35,404,021    $ 7,593,297          $ 5,379,820
                                                        =============  =============  =============  =========================
UNDISTRIBUTED NET INVESTMENT INCOME ...................   $   350,190    $   304,765    $    33,362          $    59,239
                                                        =============  =============  =============  =========================
SHARES ISSUED AND REPURCHASED:
Sold ..................................................     2,524,798      1,985,940        288,411              279,150
Issued in reinvestment of dividends and distributions         126,953         70,952         18,947               14,928
Repurchased ...........................................      (583,926)      (514,831)      (141,590)            (186,431)
                                                        -------------  -------------  -------------  -------------------------
NET INCREASE (DECREASE) ...............................     2,067,825      1,542,061        165,768              107,647
                                                        =============  =============  =============  =========================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

     VALUE-ADDED MARKET               GLOBAL EQUITY                           STRATEGIST
----------------------------  ---------------------------  ----------------------------------------------
     1996           1995           1996           1995          1996                    1995
-------------  -------------  -------------  ------------  -------------  -------------------------------
 $   331,372     $   158,945    $    84,531    $  121,191    $   287,670             $   194,436
     186,832          55,495        434,795       (65,955)       730,868                  64,346
   1,044,025       1,097,897         47,491       520,815        291,438                 655,133
-------------  -------------  -------------  ------------  -------------  -------------------------------
   1,562,229       1,312,337        566,817       576,051      1,309,976                 913,915
-------------  -------------  -------------  ------------  -------------  -------------------------------

    (257,479)       (128,720)      (126,784)      (51,908)      (244,742)                (84,091)
     (78,439)        (57,957)        --            --           (159,285)                 --
-------------  -------------  -------------  ------------  -------------  -------------------------------
    (335,918)       (186,677)      (126,784)      (51,908)      (404,027)                (84,091)
-------------  -------------  -------------  ------------  -------------  -------------------------------

   6,512,239       8,377,903      6,329,119     5,661,746     12,101,707               6,668,052
     329,833         185,438        121,869        48,705        403,090                  83,213
  (1,769,137)       (741,603)    (2,492,083)     (968,314)    (2,673,732)             (2,098,857)
-------------  -------------  -------------  ------------  -------------  -------------------------------
   5,072,935       7,821,738      3,958,905     4,742,137      9,831,065               4,652,408
-------------  -------------  -------------  ------------  -------------  -------------------------------
   6,299,246       8,947,398      4,398,938     5,266,280     10,737,014               5,482,232

  14,079,989       5,132,591      7,286,305     2,020,025      6,758,692               1,276,460
-------------  -------------  -------------  ------------  -------------  -------------------------------
 $20,379,235     $14,079,989    $11,685,243    $7,286,305    $17,495,706             $ 6,758,692
=============  =============  =============  ============  =============  ===============================
 $   172,103     $    98,210    $    49,495    $   91,401    $   174,703             $   131,775
=============  =============  =============  ============  =============  ===============================

     468,279         672,727        542,027       551,389        972,731                 671,204
      24,706          17,678         10,862         4,871         34,364                   8,650
    (129,743)        (65,288)      (214,741)      (93,327)      (218,134)               (211,811)
-------------  -------------  -------------  ------------  -------------  -------------------------------
     363,242         625,117        338,148       462,933        788,961                 468,043
=============  =============  =============  ============  =============  ===============================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996
1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                         COMMENCEMENT OF                               COMMENCEMENT OF
                                           OPERATIONS                                     OPERATIONS
                                     ---------------------                          --------------------
Liquid Asset .......................       December 30, 1992 Dividend Growth .......       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities .............       January 8, 1993
U.S. Government Securities .........       January 8, 1993   Value-Added Market ....       February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity .........       January 8, 1993
American Value .....................       February 1, 1993  Strategist ............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                                         INVESTMENT OBJECTIVE
-----------------------  ---------------------------------------------------------------------------------
Liquid Asset             Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
-----------------------  ---------------------------------------------------------------------------------
U.S. Government Money    Seeks high current income, preservation of capital and liquidity by investing
Market                   primarily in money market instruments which are issued and/or guaranteed by the
                         U.S. Government, its agencies or instrumentalities.
-----------------------  ---------------------------------------------------------------------------------
U.S. Government          Seeks high current income consistent with safety of principal by investing in a
Securities               diversified portfolio of obligations issued and/or guaranteed by the U.S.
                         Government or its instrumentalities.
-----------------------  ---------------------------------------------------------------------------------
Intermediate Income      Seeks high current income consistent with safety of principal by investing
Securities               primarily in intermediate term, investment grade fixed-income securities.
-----------------------  ---------------------------------------------------------------------------------
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
-----------------------  ---------------------------------------------------------------------------------






DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

         SERIES                                         INVESTMENT OBJECTIVE
-----------------------  ---------------------------------------------------------------------------------
Capital Growth           Seeks long-term capital growth by investing primarily in common stocks.
-----------------------  ---------------------------------------------------------------------------------
Dividend Growth          Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
-----------------------  ---------------------------------------------------------------------------------
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity securities, investment grade fixed income and money market securities.
-----------------------  ---------------------------------------------------------------------------------
Utilities                Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.
-----------------------  ---------------------------------------------------------------------------------
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500
                         Composite Stock Price Index.
-----------------------  ---------------------------------------------------------------------------------
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies, governments and international organizations.
-----------------------  ---------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to reimburse the Fund for all expenses (except for any brokerage fees and a portion of the organizational expenses) and waive the compensation (the "management fee") provided for in the Agreement until December 31, 1995. At July 31, 1996, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund. For the period January 1, 1996 through July 31, 1997, the Investment Manager will continue to waive the management fee and reimburse expenses to the extent they exceed 1.00% of daily net assets of each Series.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1996 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ----------------------------  ------------------------------
                                                    SALES/                          SALES/
                                    PURCHASES     PREPAYMENTS     PURCHASES       MATURITIES
                                 -------------  -------------  --------------  --------------
Liquid Asset ...................  $ 76,427,868   $ 78,370,000    $947,688,391    $941,077,474
U.S. Government Money Market  ..   908,937,524    913,788,475         --              --
U.S. Government Securities  ....     7,476,168      3,453,055         --              --
Intermediate Income Securities       6,371,832      3,912,977       1,752,163         965,765
American Value .................     7,404,435      8,357,071      93,617,353      83,522,312
Capital Growth .................        21,947        --            1,924,150         898,643
Dividend Growth ................       --             --           37,363,095       9,097,587
Utilities ......................       --             --            2,460,477         980,366
Value-Added Market .............        25,954        --            6,435,048       1,318,037
Global Equity ..................       --              13,230      12,001,793       8,348,869
Strategist .....................     5,842,565      1,875,522      12,225,699       8,154,259

Included in the aforementioned purchases of portfolio securities of Value-Added Market are common stock purchases of Dean Witter Discover & Co., an affiliate of the Investment Manager, of $8,843.

During the year ended July 31, 1996, Capital Growth purchased and subsequently sold equity securities of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, in the amount of $31,421 and $3,949, respectively.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

For the year ended July 31, 1996, the following respective Series incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of such Series.

                  AMERICAN    CAPITAL    DIVIDEND
                   VALUE      GROWTH      GROWTH
                ----------  ---------  ----------
Commissions  ..   $67,847     $1,774     $30,759
                ==========  =========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                               GLOBAL
                  UTILITIES    EQUITY    STRATEGIST
                -----------  --------  ------------
Commissions  ..    $4,140      $5,635     $10,751
                ===========  ========  ============

Included in the payable for investments purchased and receivable for investments sold for unsettled trades with DWR at July 31, 1996 were as follows:

                                       AMERICAN     CAPITAL    DIVIDEND    GLOBAL
                                        VALUE       GROWTH      GROWTH     EQUITY     STRATEGIST
                                    ------------  ---------  ----------  ---------  ------------
Payable for investments purchased     $1,177,406    $25,481    $392,324    $21,953    $1,379,200
                                    ============  =========  ==========  =========  ============
Receivable for investments sold  ..   $  385,825    $   --     $ 54,036    $   --     $  103,267
                                    ============  =========  ==========  =========  ============

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1996 the following Series had approximate transfer agent fees and expenses payable:

                                                          INTERMEDIATE
           LIQUID   U.S. GOVERNMENT   U.S. GOVERNMENT       INCOME
           ASSET      MONEY MARKET       SECURITIES       SECURITIES      AMERICAN  VALUE
         --------  ----------------  ----------------  ----------------  ----------------
           $4,100         $500             $3,800             $480             $5,900
         ========  ================  ================  ================  ================

 CAPITAL      DIVIDEND                  VALUE-ADDED      GLOBAL
  GROWTH       GROWTH      UTILITIES       MARKET        EQUITY     STRATEGIST
---------   ----------   -----------   -------------   --------   ------------
   $300        $7,100       $1,200         $1,300        $5,100       $2,000
=========   ==========   ===========   =============   ========   ============

4. FEDERAL INCOME TAX STATUS

At July 31, 1996, the following Series had approximate net capital loss carryovers which may be used to offset future capital gains to the extent provided by regulations:

                                  AVAILABLE THROUGH
                                       JULY 31
                                 ------------------
                                    2003      2004
                                 --------  --------
Intermediate Income Securities   $ --       $ 5,700
Utilities ...................... 62,800      39,200

During the year ended July 31, 1996, the following Series utilized approximate net capital loss carryovers:
Capital Growth --$900; Global Equity --$3,500.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1996, continued

Net capital and net currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1996:

 INTERMEDIATE
     INCOME                    GLOBAL
  SECURITIES      UTILITIES    EQUITY
--------------  -----------  --------
$23,110            $25,929      $939
==============  ===========  ========

At July 31, 1996, the primary reason(s) for temporary book/tax differences were as follows:

                                        POST-OCTOBER      CAPITAL LOSS DEFERRALS
                                           LOSSES            FROM WASH SALES
                                     ----------------  --------------------------
Intermediate Income Securities  .... o
American Value .....................                   o
Capital Growth .....................                   o
Dividend Growth ....................                   o
Utilities .......................... o                 o
Value-Added Market .................                   o
Global Equity ...................... o                 o
Strategist .........................                   o

Additionally, Global Equity had temporary book/tax differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Global Equity is also permitted to write covered call options on securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

At July 31, 1996, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER RETIREMENT SERIES
                             FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

              NET ASSET
    YEAR        VALUE         NET        NET REALIZED    TOTAL FROM                                    TOTAL DIVIDENDS
   ENDED      BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT    DIVIDENDS TO    DISTRIBUTIONS         AND
  JULY 31     OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
----------  -----------  ------------  --------------  ------------  --------------  ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00        $0.02     $--                 $ 0.02         $(0.02)   $--                    $(0.02)
1994             1.00         0.03      --                   0.03          (0.03)    --                     (0.03)
1995             1.00         0.06      --                   0.06          (0.06)    --                     (0.06)
1996             1.00         0.05      --                   0.05          (0.05)    --                     (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00           --++    --                      --             --     --                        --
1994             1.00         0.03      --                   0.03          (0.03)    --                     (0.03)
1995             1.00         0.06      --                   0.06          (0.06)    --                     (0.06)
1996             1.00         0.05      --                   0.05          (0.05)    --                     (0.05)
U.S. GOVERNMENT SECURITIES
1993 (3)        10.00         0.19      0.07                 0.26          (0.20)    --                     (0.20)
1994            10.06         0.44     (0.50)               (0.06)         (0.44)    --                     (0.44)
1995             9.56         0.56      0.15                 0.71          (0.56)    --                     (0.56)
1996             9.71         0.55     (0.12)                0.43          (0.55)    --                     (0.55)
INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00         0.19     (0.02)                0.17          (0.19)    --                     (0.19)
1994             9.98         0.60     (0.57)                0.03          (0.60)    --                     (0.60)
1995             9.41         0.61      0.22                 0.83          (0.61)    --                     (0.61)
1996             9.63         0.59     (0.21)                0.38          (0.59)    (0.01)                 (0.60)
AMERICAN VALUE
1993 (5)        10.00         0.06     (0.01)                0.05             --     --                        --
1994            10.05         0.03     (0.09)               (0.06)         (0.02)    (0.04)                 (0.06)
1995             9.93         0.14      3.15                 3.29          (0.12)    --                     (0.12)
1996            13.10         0.09      1.17                 1.26          (0.15)    (1.13)                 (1.28)

------------

*  After application of the Fund's expense limitation.

+ Calculated based on the net asset value as of the last business day of the period.

++ Includes dividends from net investment income of $0.004 per share.

Commencement of operations:

(1)   December 30, 1992.

(2)   January 20, 1993.

(3)   January 8, 1993.

(4)   January 12, 1993.

(5)   February 1, 1993.

(a)   Not annualized.

(b)   Annualized.

(c)   Restated.



                         SEE NOTES TO FINANCIAL STATEMENTS

                                            RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                           ASSETS (BEFORE EXPENSES    ASSETS (AFTER EXPENSES
                                               WERE ASSUMED)*              WERE ASSUMED)
                                         -------------------------  -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                        NET        PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER     COMMISSION
   PERIOD       RETURN+       (OOO'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE       RATE PAID
-----------  ------------  ------------  ----------  -------------  ----------  -------------  -----------  ------------
   $ 1.00         1.77%(a)    $ 1,081        1.30%(b)      0.53%(b) 0.14%(b)         3.02%(b)  N/A          N/A
     1.00         3.48          1,524        2.50          0.99     --               3.49      N/A          N/A
     1.00         5.90         35,631        1.16          4.96     --               6.12      N/A          N/A
     1.00         5.44         42,753        0.65          5.05     0.33             5.37      N/A          N/A

     1.00         0.42 (a)        125        2.50 (b)     (0.95)(b) 2.13 (b)         0.83 (b)  N/A          N/A
     1.00         3.52            555        2.50          0.82     --               3.32      N/A          N/A
     1.00         5.86         10,695        2.50          3.62     --               6.12      N/A          N/A
     1.00         5.23          6,628        0.82          4.75     0.37             5.21      N/A          N/A

    10.06         2.60 (a)      1,756        1.81 (b)      0.33 (b) 0.18 (b)         3.66 (b)  --           N/A
     9.56        (0.69)         2,954        2.50          1.96     --               4.46 (c)  29%          N/A
     9.71         7.72          4,209        2.36          3.49     --               5.85      14           N/A
     9.59         4.49          8,651        1.48          4.70     0.63             5.55      47           N/A

     9.98         1.67 (a)        182        2.50 (b)      1.00 (b) 1.62 (b)         3.50 (b)  --           N/A
     9.41         0.26            460        2.50          3.64     --               6.14      40           N/A
     9.63         9.22            994        2.50          4.08     --               6.58      37           N/A
     9.41         3.95          4,172        1.58          5.01     0.72             5.87      142          N/A

    10.05         0.50 (a)        308        2.50 (b)     (0.66)(b) 0.74 (b)         1.10 (b)  121 (a)            --
     9.93        (0.59)         6,841        2.50         (0.81)    --               1.69      136                --
    13.10        33.48         22,581        1.42          0.39     --               1.81      234                --
    13.08         9.83         40,321        1.18          0.23     0.65             0.76      301          $0.0543

DEAN WITTER RETIREMENT SERIES

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                NET ASSET
     YEAR         VALUE         NET        NET REALIZED    TOTAL FROM                                    TOTAL DIVIDENDS
    ENDED       BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT    DIVIDENDS TO    DISTRIBUTIONS         AND
   JULY 31      OF PERIOD      INCOME      GAIN (LOSS)     OPERATIONS    SHAREHOLDERS   TO SHAREHOLDERS   DISTRIBUTIONS
------------  -----------  ------------  --------------  ------------  --------------  ---------------  ---------------
CAPITAL GROWTH
1993 (4)         $10.00        $(0.02)        $(1.10)        $(1.12)        $   --    $--                    $   --
1994               8.88          0.13           0.45           0.58          (0.04)    --                     (0.04)
1995               9.42          0.10           1.77           1.87          (0.12)    --                     (0.12)
1996              11.17          0.07           1.55           1.62          (0.11)    (0.07)                 (0.18)
DIVIDEND GROWTH
1993 (2)          10.00          0.13           0.58           0.71          (0.10)    --                     (0.10)
1994              10.61          0.28           0.37           0.65          (0.23)    (0.01)                 (0.24)
1995              11.02          0.34           2.13           2.47          (0.31)    (0.10)                 (0.41)
1996              13.08          0.32           1.76           2.08          (0.36)    (0.19)                 (0.55)
UTILITIES
1993 (1)          10.00          0.19           1.30           1.49          (0.14)    --                     (0.14)
1994              11.35          0.37          (0.95)         (0.58)         (0.34)    (0.01)                 (0.35)
1995              10.42          0.42           0.80           1.22          (0.37)    (0.02)                 (0.39)
1996              11.25          0.38           0.61           0.99          (0.45)    --                     (0.45)
VALUE-ADDED MARKET
1993 (3)          10.00          0.05           0.02           0.07          (0.04)    --                     (0.04)
1994              10.03          0.24           0.65           0.89          (0.11)    --                     (0.11)
1995              10.81          0.21           2.16           2.37          (0.26)    (0.12)                 (0.38)
1996              12.80          0.25           1.17           1.42          (0.22)    (0.07)                 (0.29)
GLOBAL EQUITY
1993 (1)          10.00          0.07          (0.03)          0.04             --     --                        --
1994              10.04          0.08           0.58           0.66          (0.05)    --                     (0.05)
1995              10.65          0.14           0.49           0.63          (0.11)    --                     (0.11)
1996              11.17          0.09           0.71           0.80          (0.18)    --                     (0.18)
STRATEGIST
1993 (2)          10.00          0.06          (0.23)         (0.17)            --     --                        --
1994               9.83          0.23          (0.20)          0.03          (0.13)    --                     (0.13)
1995               9.73          0.24           1.49           1.73          (0.18)    --                     (0.18)
1996              11.28          0.25           1.63           1.88          (0.34)    (0.22)                 (0.56)

------------

*  After application of the Fund's expense limitation.

+ Calculated based on the net asset value as of the last business day of the period.

Commencement of operations:

(1)    January 8, 1993.

(2)    January 7, 1993.

(3)    February 1, 1993.

(4)    February 2, 1993.

(a)    Not annualized.

(b)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

                                             RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                            ASSETS (BEFORE EXPENSES    ASSETS (AFTER EXPENSES
                                                WERE ASSUMED)*              WERE ASSUMED)
                                          -------------------------  -------------------------
 NET ASSET                    NET ASSETS
    VALUE         TOTAL         END OF                      NET                        NET        PORTFOLIO     AVERAGE
   END OF      INVESTMENT       PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER     COMMISSION
   PERIOD        RETURN+       (OOO'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE       RATE PAID
-----------  -------------  ------------  ----------  -------------  ----------  -------------  -----------  ------------
   $ 8.88        (11.20)%(a)   $   135        2.50%(b)     (1.01)%(b) 1.97%(b)        (0.47)%(b) 2%(a)             --
     9.42          6.57            215        2.50         (0.98)    --                1.52     11                 --
    11.17         20.08            678        2.50         (1.07)    --                1.43     20                 --
    12.61         14.58          1,988        2.50         (1.24)    0.76              0.50     68           $0.0536

    10.61          7.11 (a)      2,417        2.50 (b)      0.61 (b) 0.16 (b)          2.89 (b) 7 (a)              --
    11.02          6.13         12,821        1.51          1.78     --                3.29     13                 --
    13.08         23.07         35,404        1.14          2.34     --                3.48     29                 --
    14.61         16.09         69,763        1.00          2.07     0.63              2.44     18           0.0526

    11.35         14.98 (a)      1,334        2.50 (b)      1.59 (b) 0.30 (b)          3.79 (b) 8 (a)              --
    10.42         (5.23)         3,860        2.50          1.62     --                4.14     5                  --
    11.25         12.16          5,380        1.91          2.41     --                4.32     24                 --
    11.79          8.76          7,593        1.52          2.31     0.62              3.20     17           0.0508

    10.03          0.71 (a)        640        2.50 (b)     (0.16) (b) 0.92 (b)         1.42 (b) 1 (a)              --
    10.81          8.89          5,133        1.82          0.70     --                2.53     8                  --
    12.80         22.65         14,080        1.22          1.33     --                2.55     7                  --
    13.93         11.19         20,379        0.78          1.58     0.47              1.89     8            0.0300

    10.04          0.40 (a)        322        2.50 (b)     (0.90) (b) 1.00 (b)         1.77 (b) --                 --
    10.65          6.54          2,020        2.50          0.09     --                2.41     8                  --
    11.17          6.08          7,286        2.25          0.48     --                2.73     55                 --
    11.79          7.26         11,685        1.73         (0.15)    0.66              0.92     95           0.0500

     9.83         (1.70) (a)       551        2.50 (b)     (0.19) (b) 0.64 (b)         1.67 (b) 26 (a)             --
     9.73          0.12          1,276        2.50          0.70     --                3.20     57                 --
    11.28         18.21          6,759        2.14          1.97     --                4.11     115                --
    12.60         16.97         17,496        1.61          1.92     0.66              2.86     113          0.0525


DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 13, 1996

                  1996 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1996, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN     CAPITAL    DIVIDEND    VALUE-ADDED
   VALUE      GROWTH      GROWTH       MARKET       STRATEGIST
----------  ---------  ----------  -------------  ------------
$0.06          $0.07      $0.07         $0.02         $0.01


  Additionally, the following percentages of ordinary income dividends (including short-term capital gain distributions, if applicable) paid to shareholders qualified for the dividends received deduction available to corporations:

 AMERICAN     CAPITAL    DIVIDEND                 VALUE-ADDED    GLOBAL
   VALUE      GROWTH      GROWTH     UTILITIES      MARKET       EQUITY    STRATEGIST
----------  ---------  ----------  -----------  -------------  --------  ------------
    8.1%       74.5%      90.1%        87.2%         58.9%        6.3%       14.4%





TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


                                                ANNUAL REPORT -- JULY 31, 1996

DEAN WITTER
RETIREMENT SERIES